UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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IMMTECH PHARMACEUTICALS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than Registrant)

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IMMTECH PHARMACEUTICALS, INC.

One North End Avenue

New York, NY 10282

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held March 2, 2007

To the Stockholders of Immtech Pharmaceuticals, Inc.:

The board of directors cordially invites you to attend our annual meeting of stockholders on March 2, 2007, at 10:00 a.m. (Central) at the Westin O’Hare, 6100 River Road, Rosemont, Illinois 60018, for the following purposes:

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Proposal No. 1 – to elect six directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified or their earlier resignation, removal, disqualification or death;

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Proposal No. 2 – to approve an amendment to Immtech’s certificate of incorporation that would eliminate the limitation on the number of directors and provide that the number of directors shall be fixed by resolutions of the board of directors;

•	Proposal No. 3 – to approve the Immtech Pharmaceuticals, Inc. 2006 Stock Incentive Plan;
•	Proposal No. 4 – to ratify the audit committee’s selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2007; and
•	to transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on January 17, 2007 will be entitled to notice of the annual meeting and to vote on any matters which come before the meeting or any adjournment or postponement thereof. If you wish to attend the meeting in person, please bring with you the admission ticket attached to the proxy card or other proof of your share ownership as of the record date (examples of acceptable evidence of share ownership are described in the attached proxy statement). Whether or not you plan to attend the annual meeting, your shares should be represented. To insure that your vote is counted, you are urged to vote by proxy via mail, telephone or the Internet as described on the enclosed proxy card. Proxies or voting cards delivered to you by or for brokers or fiduciaries should be returned as requested by them. Prompt return of proxies will save the expense involved in further communication. Voting by mail, telephone or Internet will not limit your right to vote in person or to attend the annual meeting, but will insure your representation if you cannot attend. Your proxy is revocable at any time prior to its use.

By order of the Board of Directors,

/s/ Gary C. Parks

Gary C. Parks

Secretary, Immtech Pharmaceuticals, Inc.

January 24, 2007

New York, NY

IMMTECH PHARMACEUTICALS, INC.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF THE STOCKHOLDERS

TO BE HELD MARCH 2, 2007

The board of directors of Immtech Pharmaceuticals, Inc., a Delaware corporation (“Immtech,” “we,” “us,” “our” or the “Company”), hereby solicits your proxy for use at the 2006 annual meeting of stockholders to be held on March 2, 2007, at 10:00 a.m. (Central) at the Westin O’Hare, 6100 River Road, Rosemont, Illinois 60018, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying notice of annual meeting of stockholders. This proxy statement, notice and proxy card are first being mailed to stockholders of record as of January 17, 2007 on or about January 24, 2007.

If you complete your proxy by mail, telephone or Internet, you appoint Eric L. Sorkin and Gary C. Parks as your proxies at the annual meeting. Your proxies will vote your shares as you instruct. If you sign and return your proxy, but fail to instruct how to vote your shares, Mr. Sorkin or Mr. Parks will vote your shares in favor of the slate of directors nominated by the board and “for” the proposals set forth on the proxy card. This way your shares will be voted whether or not you attend. We recommend that you vote by proxy in advance of the annual meeting even if you plan to attend just in case your plans change and you are unable to attend.

The board does not know of any matters to be presented at the annual meeting other than those listed on the notice and described in this proxy statement. If a matter comes up for vote that is not covered by your proxy, your proxies will vote your shares in accordance with their judgment if you have competed your proxy card and authorized them to do so.

The board encourages you to attend the annual meeting in person. No matter what method you use to vote, if you decide to change your vote, you may revoke your proxy any time before your vote is cast at the annual meeting by (i) giving written notice of revocation to the Secretary of Immtech, (ii) submitting a signed proxy bearing a date later than the date of the prior proxy or (iii) attending the annual meeting and voting in person. Attendance at the annual meeting will not, in itself, constitute revocation of your proxy.

Our principal executive offices are located at One North End Avenue, New York, NY 10282, and our telephone number is (212) 791-2911 or toll free (877) 898-8038.

PURPOSE OF THE MEETING

At our annual meeting, stockholders will be asked to consider and vote upon the following matters:

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Proposal No. 1 – to elect six directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified or their earlier resignation, removal, disqualification or death;

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Proposal No. 2 – to approve an amendment to Immtech’s certificate of incorporation that would eliminate the limitation on the number of directors and provide that the number of directors shall be fixed by resolutions of the board of directors;

•	Proposal No. 3 – to approve the Immtech Pharmaceuticals, Inc. 2006 Stock Incentive Plan (the “2006 Plan”);
•	Proposal No. 4 – to ratify the audit committee’s selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2007; and
•	to transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

INFORMATION ABOUT THE ANNUAL MEETING

Who is entitled to vote?

The record date for the meeting is January 17, 2007. Only stockholders of record at the close of business on that date are entitled to vote at the meeting. For more information, see the description of shares eligible to vote under the heading “Voting Rights of Common and Preferred Stockholders” below.

Am I entitled to vote if my shares are held in “street name”?

Yes, if a bank or brokerage firm holds your shares in street name for you, you are considered the “beneficial owner” of the shares. If your shares are held in street name, these proxy materials are being forwarded to you by your bank or brokerage firm (the “record holder”), along with a voting instruction card. As the beneficial owner, you have the right to direct the record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions.

What if I do not give my bank or brokerage firm voting instructions for my shares held in “street name”?

If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares in its discretion on “routine matters.” For purposes of this annual meeting, the Company has determined that the election of directors (Proposal 1), the approval of the amendment of Immtech’s certificate of incorporation (Proposal 2) and the ratification of the

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appointment of the independent auditors (Proposal 4) are routine matters. However, absent your instructions, the record holder will not be permitted to vote your shares on non-routine matters, which are referred to as “broker non-votes,” including the proposal to approve the 2006 Plan (Proposal 3) and any other non-routine matter properly brought before the meeting. Broker non-votes (shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients) are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that proposal.

May I attend the annual meeting if I hold my shares in “street name”?

As the beneficial owner of shares, you are invited to attend the annual meeting. If you are not a record holder, however, you may not attend the meeting or vote your shares in person at the meeting unless you obtain a proxy, executed in your favor, from the record holder of your shares. See “Who can attend the meeting?” below.

How many shares must be present to hold the meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of our outstanding shares (including the number of shares represented by our outstanding preferred stock on an as-if converted basis) as of the record date, will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting for quorum purposes.

What if a quorum is not present at the meeting?

If a quorum is not present or represented at the meeting, the holders of a majority of the shares entitled to vote at the meeting who are present in person or represented by proxy or the chairman of the meeting may adjourn the meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice may be given.

How do I vote if I am a registered stockholder?

1.             You may vote by mail. If you are a registered stockholder (that is, if you hold your stock directly and not in street name), you may vote by mail by completing, signing and dating the accompanying proxy card and returning it in the enclosed postage prepaid envelope. Your proxy will then be voted at the annual meeting in accordance with your instructions.

2.             You may vote by telephone or on the Internet. If you are a registered stockholder, you may vote by telephone or on the Internet by following the instructions included on the proxy card. Stockholders with shares registered directly with Computershare Investor Services, LLC, Immtech’s transfer agent, may vote (i) on the Internet at the following web address: http://www.computershare.com/expressvote or (ii) by telephone by dialing 800-652-VOTE (8683) (toll free from the United States and Canada). If you vote by telephone or on the Internet, you do not have to mail in your proxy card. If you wish to attend the meeting in person, however, you will need to bring the admission ticket attached to the proxy card with you.

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Internet and telephone voting are available 24 hours a day. Votes submitted through the Internet or by telephone must be received by 1:00 a.m. (Central Time) on March 2, 2007.

NOTE: If you vote on the Internet, you may elect to have next year’s proxy statement and annual report to stockholders delivered to you via the Internet. We strongly encourage you to enroll in Internet delivery. It is a cost-effective way for us to send you proxy materials and annual reports.

3.             You may vote in person at the meeting. If you are a registered stockholder and attend the meeting (please remember to bring your admission ticket or other acceptable evidence of stock ownership as of the record date), you may deliver your completed proxy card in person.

How do I vote if I hold my shares in “street name”?

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting card and voting instructions with these proxy materials from that organization rather than from Immtech. Your bank or broker may permit you to vote your shares electronically by telephone or on the Internet. A large number of banks and brokerage firms participate in programs that offer telephone and Internet voting options. If your shares are held in an account at a bank or brokerage firm that participates in such a program, you may vote those shares electronically by telephone or on the Internet by following the instructions set forth on the voting form provided to you by your bank or brokerage firm.

These Internet and telephone voting procedures, which comply with Delaware law, are designed to authenticate stockholders’ identities, allow stockholders to vote their shares and confirm that stockholders’ votes have been recorded properly. Stockholders voting via either telephone or the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the stockholder using such services. Also, please be aware that Immtech is not involved in the operation of these voting procedures and cannot take responsibility for any access, Internet or telephone service interruptions that may occur or any inaccuracies, erroneous or incomplete information that may appear.

Who can attend the meeting?

Only stockholders eligible to vote or their authorized representatives will be admitted to the meeting. If you plan to attend the meeting, detach and bring with you the stub portion of your proxy card, which is marked “Admission Ticket.” You must also bring a valid government-issued photo identification, such as a driver’s license or a passport.

If your shares are held in street name and you wish to attend the meeting and/or vote in person, you must bring your broker or bank voter instruction card and a proxy, executed in your favor, from the record holder of your shares. In addition, you must bring a valid government-issued photo identification, such as a driver’s license or a passport.

Security measures will be in place at the meeting and briefcases, handbags and packages are subject to inspection. No cameras or recording devices of any kind, or signs, placards,

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banners or similar materials, may be brought into the meeting. Anyone who refuses to comply with these requirements will not be admitted or, if admitted, will be required to leave.

Can I change my vote after I submit my proxy?

Yes, you may revoke your proxy and change your vote any time before your vote is cast at the meeting:

•	by submitting another properly completed proxy card with a later date;
•	by voting by telephone or on the Internet (your latest telephone or Internet vote is counted); or
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if you are a registered stockholder, by giving written notice of such revocation to the Secretary of Immtech prior to or at the meeting. If notice is to be given prior to the meeting, please send it to: Immtech Pharmaceuticals, Inc., 150 Fairway Drive, Suite 150, Vernon Hills, Illinois 60061, Attention: Mr. Gary C. Parks. Your attendance at the meeting itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote in person at the meeting.

Who will count the votes?

Our transfer agent, Computershare Investor Services, LLC, will tabulate and certify the votes. A representative of the transfer agent will serve as the inspector of election.

How does the board of directors recommend that I vote on the proposals?

Your board recommends that you vote “FOR” each proposal in this proxy statement.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, your shares will be voted:

•	FOR the election of the six nominees to the board of directors;
•	FOR the amendment to the Company’s certificate of incorporation
•	FOR the 2006 Plan; and
•	FOR the ratification of the appointment of Deloitte & Touche LLP as Immtech’s independent registered public accounting firm for the fiscal year ending March 31, 2007.

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Will any other business be conducted at the meeting?

We are not aware of any other business that will be presented at the meeting. If any other matter properly comes before the stockholders for a vote at the meeting, however, your proxy (one of the individuals named on your proxy card) will vote your shares in accordance with his best judgment if you so authorize.

How many votes are required to elect the director nominees?

The affirmative vote of a plurality of the votes cast at the meeting is required to elect the six nominees as directors. This means that the six nominees will be elected if they receive more affirmative votes than any other person. If you vote “Withheld” with respect to one or more nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum.

What happens if a nominee is unable to stand for election?

If a nominee is unable to stand for election, the board of directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holder will vote your shares for the substitute nominee, unless you have withheld authority.

How many votes are required to approve the amendment to the Company’s certificate of incorporation (Proposal 2) to the 2006 Plan (Proposal 3) and the ratification of the appointment of Deloitte & Touche LLP as Immtech’s independent registered public accounting firm (Proposal 4)?

Proposals 2, 3 and 4 require the affirmative vote of a majority of the Company’s outstanding shares (including the number of shares represented by our outstanding preferred stock on an as-if converted basis) entitled to vote, in person or by proxy, as of the record date. As of the record date, the Company had outstanding, including preferred stock on an as-if-converted basis, 15,560,235 shares.

How will abstentions be treated?

Shares voting “abstain” have no effect on the election of directors. For the proposals to amend our certificate of incorporation (Proposal 2), approve the 2006 Plan (Proposal 3) and ratify the independent registered public accounting firm (Proposal 4), abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote.

How will broker non-votes be treated?

Broker non-votes will be treated as shares present for quorum purposes, but not entitled to vote.

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VOTING RIGHTS OF COMMON AND PREFERRED STOCKHOLDERS

The board has fixed the close of business on January 17, 2007 as the record date for determination of stockholders entitled to notice of and to vote at the annual meeting. Holders of record of our common stock, $0.01 par value (“common stock”), series A convertible preferred stock, $0.01 par value (“series A stock”), series B convertible preferred stock, $0.01 par value (“series B stock”), series C convertible preferred stock, $0.01 par value (“series C stock”), series D convertible preferred stock, $0.01 par value (“series D stock”), and series E convertible preferred stock, $0.01 par value (“series E stock”), at the close of business on the record date will be entitled to vote together as a single class on all matters that come before the meeting. At the close of business on the record date, there were issued and outstanding:

•	14,187,721 shares of common stock (representing 14,187,721 votes);
•	55,500 shares of series A stock (representing 313,914 votes);
•	13,464 shares of series B stock (representing 84,150 votes);
•	45,536 shares of series C stock (representing 257,556 votes);
•	117,200 shares of series D stock (representing 325,558 votes); and
•	110,200 shares of series E stock (representing 391,336 votes).

As of the record date, each share of series A stock was convertible into 5.6561 shares of common stock, each share of series B stock was convertible into 6.25 shares of common stock, each share of series C stock was convertible into 5.6561 shares of common stock and each share of series D stock was convertible into 2.7778 shares of common stock, and each share of series E stock was convertible into 3.5511 shares of common stock. Each share of common stock is entitled to one vote, each share of series A stock, series B stock, series C stock, series D stock, and series E stock is entitled to the number of votes equal to the number of shares of common stock into which such stock is convertible on the record date.

A total of 15,560,235 votes representing common stock, series A stock, series B stock, series C stock, series D stock, and series E stock are entitled to vote at the annual meeting. The presence, in person or represented by proxy, of the holders of a majority of the outstanding shares of common stock, series A stock, series B stock, series C stock, series D stock, and series E stock entitled to vote, voting as a single class, represented in person or by proxy, constitutes a quorum for the transaction of business at the annual meeting.

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PROPOSAL 1

ELECTION OF DIRECTORS

Information about the Nominees

Your vote is requested in favor of six directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified or their earlier resignation, removal, disqualification or death. The board, pursuant to the recommendation of the Company’s nominating committee, has selected the six persons listed below as nominees. Each of the nominees is currently a director of Immtech. The table below sets forth the names and principal occupation of each of the nominees. A summary of the background and experience of each of these individuals is set forth after the table. The board of directors has set the size of the board at seven, and, due to the resignation of Frederick Wackerle upon the expiration of his term at the annual meeting, we are currently selecting a qualified candidate to add to our board of directors. As of the date of the proxy statement, we have not made any decisions in this regard.

Name	Age	Current Occupation
Eric L. Sorkin	47	Chairman, President and Chief Executive Officer of Immtech
Cecilia Chan	43	Executive Director of Immtech
Harvey R. Colten, MD	66	Professor, Columbia University
Judy Lau	45	Chairperson, Investment Advisory Firm
Levi H.K. Lee, MD	65	Pediatrician
Donald F. Sinex	57	Partner, Private Equity Firm

Eric L. Sorkin. In 2000, Mr. Sorkin became a director of the Company. In 2005, he was appointed Chairman of the Board, in January 2006, Chief Executive Officer and in May 2006, President of the Company. Mr. Sorkin began his career on Wall Street in 1982 at Dean Witter, which is now a subsidiary of Morgan Stanley. From an entry-level position, he was promoted to Managing Director within six years. Mr. Sorkin was among the core group of professionals at Dean Witter Realty Inc. that developed the firm’s investment portfolio to assets of over USD $3 billion. At Dean Witter, Mr. Sorkin’s transaction counterparties included Aetna, International Paper, Continental Insurance, Barclays Banks, Chase Manhattan, Harvard University, Southern Bell, Cigna, the State of Wisconsin, AIG, Modern Woodman of America, Zurich American Life, and San Francisco City and County. Mr. Sorkin was responsible for investment selection, negotiations, transaction and financial structuring, debt placement, and asset management. Mr. Sorkin was a Vice President, Owner, and/or Director of over 20 public investment partnerships with investment funds totaling over $1 billion. In 1994, Mr. Sorkin created his own investment firm and began making private equity investments in the United States and in the People’s Republic of China. Mr. Sorkin graduated from Yale University with a B.A. in Economics.

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Cecilia Chan. Ms. Chan has served as a member of the board of directors since November 16, 2001. She joined Immtech as Vice President in July, 1999 and was appointed to her current post, Executive Director, in March, 2006. She has 20 years of experience in making investments and in business development. She began working on Immtech’s growth strategy in 1998, spearheading Immtech’s initial public offering in April 1999. Ms. Chan is responsible for strategic development, fund raising and directing our uses of capital resources. Prior to joining Immtech, Ms. Chan was a Vice President at Dean Witter Realty Inc. which is now a subsidiary of Morgan Stanley, until 1993 and thereafter concentrated her efforts as a private investor until she joined Immtech. During her eight years at Dean Witter, Ms. Chan, along with Mr. Sorkin, completed over $500 million in investments and was vice-president of public partnerships having assets in excess of $800 million. Since 1993, Ms. Chan has developed and funded investments in the United States and the People’s Republic of China. She graduated from New York University in 1985 with a Bachelor of Science degree in International Business.

Harvey R. Colten, MD, Director. Dr. Colten has served as Director since October 30, 2000. From April 2002 to 2006, Dr. Colten was Vice President and Senior Associate Dean for Academic Affairs, and he is currently a Professor of Pediatrics, at Columbia University Health Sciences Division and College of Physicians and Surgeons. Prior to joining Columbia University, he served as Chief Medical Officer at iMetrikus, Inc., a healthcare Internet company focused on improving the communication between the patient, physician and the medical industry from 2000 until 2002, and prior to that he was the Dean of the Medical School and Vice President for Medical Affairs at Northwestern University from 1997 to 2000. He previously served as the Harriet B. Spoehrer Professor and Chair of the Department of Pediatrics and Professor of Molecular Microbiology at Washington University School of Medicine, St. Louis, Missouri, whose faculty he joined in 1986. He earned a B.A. at Cornell University in 1959, an MD from Western Reserve University in 1963, and an M.A. (honorary) from Harvard in 1978. Following his clinical training, he was a researcher at the National Institutes of Health from 1965 to 1970. In 1970, he was appointed to the faculty at the Harvard Medical School, where he was named Professor of Pediatrics in 1979 and Chief of the Division of Cell Biology, Pulmonary Medicine, and Director of the Cystic Fibrosis Program at Children’s Hospital Medical Center, Boston. He is a member of the Institute of Medicine and was Vice-Chair of its Council. He is a member of the American Society for Clinical Investigation, the Society for Pediatric Research, the Association of American Physicians, the American Pediatric Society, the American Association of Immunologists (former secretary and treasurer), and the American Society for Biochemistry and Molecular Biology. He is also a Fellow of the American Association for the Advancement of Science, the American Academy of Allergy and Immunology and the American Academy of Pediatrics. Dr. Colten is a Diplomat of the American Board of Pediatrics, served on the American Board of Allergy and Immunology, was a member of the National Heart, Lung, and Blood Institute Advisory Council, and serves on the board of directors of the Oasis Institute and the March of Dimes Scientific Advisory Council, in addition to many other Federal and private health groups that advise on scientific and policy issues. Dr. Colten also served as Vice Chairman of the board of directors of Parents as Teachers National Center. He has been on editorial boards and advisory committees of several leading scientific and medical journals, including the New England Journal of Medicine, Journal of Clinical Investigation, Journal of Pediatrics, Journal of Immunology, Annual Review of Immunology, Proceedings of the Association of American Physicians and American Journal of Respiratory Cell and Molecular Biology.

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Judy Lau. Ms. Lau has served as director since October 31, 2003. Since July 2002, Ms. Lau has served as the Chairperson of Convergent Business Group, a Hong Kong-based investment advisory firm with investments focused on life sciences, healthcare, livestock breed improvement, high-tech farm bio-security and environmental engineering projects in the great China region. Among Ms. Lau’s advisory clients are governmental entities from China and New Zealand. From May 2001 to July 2002, Ms. Lau served as General Manager of China Overseas Venture Capital Co. Ltd., a venture capital firm. Between April 1998 and May 2001, Ms. Lau served in various capacities including having held the positions of Managing Director of America Online HK an Internet service provider and a Hong Kong affiliate of Time Warner, Inc., Chief Executive Officer of the Good Fellow Group, a Chinese investment firm and a consultant to Pacific Century Group, an Asia-pacific regional investment group with focus in satellite communication and real estate projects.

Levi H. K. Lee, M.D. Dr. Lee has served as director since October 31, 2003. Dr. Lee has been in private medical practice, specializing in pediatrics, since 1971. His practice is located in Hong Kong. Dr. Lee received a B.A. in Biochemistry from the University of California, Berkeley, in 1962, and received his M.D. from the University of California, San Francisco, in 1966. Dr. Lee has served in the position of director of Immtech Hong Kong Ltd. since June, 2003. He was appointed a Diplomat of the American Board of Pediatrics in 1971.

Donald F. Sinex. Since 1997, Mr. Sinex has been a partner with Devonwood Investors, LLC, a private equity firm specializing in real estate and general corporate investments. Prior to founding Devonwood Investors in 1997, Mr. Sinex was executive vice president and managing director of JMB Realty Corporation, one of the largest commercial real estate companies in the United States. While at JMB Realty Corporation, Mr. Sinex managed all acquisitions and investments in New York City, Washington, and Boston, and completed acquisitions of over $6.5 billion of assets during his tenure. In addition to having received an MBA from the Harvard Business School, Mr. Sinex received his BA (with highest honors) from the University of Delaware and a JD degree (with highest honors) from the University of Miami School of Law, where he also served as an editor and member of the law review.

If you sign and return your proxy (whether by mail, telephone or Internet) your shares will be voted for the director slate nominated by the board except to the extent that you withhold authority for any nominee(s). Each of the above nominees has indicated a willingness to serve. Should any nominee become unavailable prior to the annual meeting, your proxy will vote your shares for the person or persons recommended by the board to the extent you authorize.

THE BOARD UNANIMOUSLY RECOMMENDS THAT

YOU VOTE IN FAVOR OF THE ABOVE NOMINEES FOR

THE BOARD OF DIRECTORS.

Meetings and Committees of the Board of Directors

During the fiscal year ended March 31, 2006 (“Fiscal Year 2006”), the board of directors held a total of six board meetings and took action by unanimous written consent on 10 occasions. All of our directors have agreed to serve until the next annual meeting of stockholders and until their successors have been duly elected and qualified or their earlier resignation, removal,

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disqualification or death. There are no arrangements between any director or executive officer and any other person pursuant to which the director or officer is to be selected as such. There is no family relationship between the directors, executive officers or persons nominated or appointed by the board to become directors or executive officers. Directors Colten, Lau, Lee, Sinex and Wackerle are “independent” in accordance with the rules of the American Stock Exchange.

Each director attended at least 75% of (a) the total number of meetings of the board of directors and (b) the total number of meetings of all committees of the board of directors on which he or she served for Fiscal Year 2006. Immtech’s policy is to encourage board members to attend its annual meeting of stockholders, and five board members attended our prior year’s annual meeting.

The board of directors has an audit committee, a compensation committee and a nominating committee. The function, composition, and number of meetings of each of these committees are described below.

Audit Committee

The audit committee (a) has sole authority to appoint, replace and compensate our independent auditors and is directly responsible for oversight of their work; (b) approves all audit fees and terms, as well as any permitted non-audit engagements; (c) meets and discusses directly with our independent auditors their audit work and related matters and (d) oversees and performs such investigations with respect to our internal and external auditing procedures and affairs as the audit committee deems necessary or advisable and as may be required by applicable law. Our audit committee’s charter can be found in the “Corporate Governance” section of our website at www.immtechpharma.com. The members of the audit committee are directors Sinex (Chairman), Lau and Colten. Each member of the audit committee is “independent” in accordance with the current listing standards of the American Stock Exchange and Mr. Sinex qualifies as an “audit committee financial expert” as defined under the rules of the SEC. The audit committee took action five times, by meeting or by written unanimous consent, during Fiscal Year 2006. The audit committee’s report relating to Fiscal Year 2006 begins on page 39 of this proxy statement.

Compensation Committee

The compensation committee (a) annually reviews and determines salaries, bonuses and other forms of compensation paid to our executive officers and management; (b) selects recipients of awards of incentive stock options and non-qualified stock options and establishes the number of shares and other terms applicable to such awards; and (c) construes the provisions of and generally administers the 2000 Plan and the 2006 Plan. The members of the compensation committee are directors Lau (Chairman), Colten and Wackerle. Each member of the compensation committee is “independent” in accordance with the current listing standards of the American Stock Exchange. Our compensation committee’s charter can be found in the “Corporate Governance” section of our website at www.immtechpharma.com. The compensation committee took action five times, by meeting or by unanimous written consent,

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during Fiscal Year 2006. The compensation committee’s report on executive compensation relating to Fiscal Year 2006 begins on page 20 of this proxy statement.

Nominating Committee

The nominating committee has authority to review the qualifications of, interview and nominate candidates for election to the board of directors. The nominating committee met once in anticipation of the Company’s 2006 annual meeting. Our nominating committee’s charter can be found in the “Corporate Governance” section of our website at www.immtechpharma.com. The members of the nominating committee are directors Colten (Chairman), Lee and Sinex. Each member of the nominating committee is “independent” in accordance with the current listing standards of the American Stock Exchange.

The primary functions of the nominating committee are to:

•	recruit, review and nominate candidates for election to the board of directors;
•	monitor and make recommendations regarding committee functions, contributions and composition;
•	develop the criteria and qualifications for membership on the board of directors; and
•	administer any director compensation plan.

The nominating committee will consider recommendations for director candidates submitted in good faith by stockholders. A stockholder recommending an individual for consideration by the nominating committee must provide (i) evidence in accordance with Rule 14a-8 of the Exchange Act of compliance with the stockholder eligibility requirements, (ii) the written consent of the candidate(s) for nomination as a director, (iii) a resume or other written statement of the qualifications of the candidate(s) and (iv) all information regarding the candidate(s) that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the board, including, without limitation, name, age, business and residence address and principal occupation or employment during the past five years. Stockholders should send the required information to the Company at 150 Fairway Drive, Suite 150, Vernon Hills , Illinois 60061, Attention: Mr. Gary C. Parks.

For board membership, the nominating committee takes into consideration applicable laws and regulations (including those of the American Stock Exchange), diversity, age, skills, experience, integrity, ability to make independent analytical inquires, understanding of Immtech’s business and business environment, willingness to devote adequate time and effort to board responsibilities and other relevant factors.

Communications with the Board of Directors

The board has provided a procedure for stockholders or other persons to send written communications to the board, a board committee or any of the directors, including complaints to the audit committee regarding accounting, internal accounting controls, or auditing matters. Stockholders may send written communications to the board, the appropriate committee or any

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of the directors by certified mail only, c/o Audit Committee Chairman, Immtech Pharmaceuticals, Inc., One North End Avenue, New York, NY 10282. All such written communications will be compiled by the Chairman of the Audit Committee and submitted to the board, a committee of the board or the individual directors, as appropriate, within a reasonable period of time. These communications will be retained with Immtech’s corporate records.

Information about Executive Officers and Key Employees

The tables below set forth the names and ages of and executive officers, as well as the positions and offices held by such persons. A summary of the background and experience of each of these individuals is set forth after the table.

Name	Age	Position with Immtech
Eric L. Sorkin	47	Chairman, President and Chief Executive Officer
Cecilia Chan	43	Executive Director and Board Member
Gary C. Parks	56	Treasurer, Secretary and Chief Financial Officer
Carol Ann Olson	54	Senior Vice President and Chief Medical Officer

For biographical information for Eric L. Sorkin and Cecilia Chan, please see “—Information about the Nominees” above.

Gary C. Parks. Mr. Parks joined Immtech in January 1994, having previously served at Smallbone, Inc., from 1989 until 1993, where he was Vice President, Finance. Mr. Parks was a Division Controller with International Paper from 1986 to 1989. Prior to that, he was Vice President, Finance, of SerckBaker, Inc., a subsidiary of BTR plc, from 1982 to 1986 and a board member of SerckBaker de Venezuela. Mr. Parks holds a B.A. from Principia College and an M.B.A. from the University of Michigan.

Carol Ann Olson, MD, Ph.D. Dr. Olson is responsible for the management of the clinical trial programs and medical affairs of the Company, including the development of integrated clinical plans and management of medical related issues with worldwide regulators. Prior to joining Immtech in October 2004, Dr. Olson worked at Abbott Laboratories, Pharmaceutical Division from 1994 to September 2004 in various capacities, most recently as Global Project Head and Global Medical Director for Anti-Infective Development. In this function, she had line management responsibility for strategic planning, execution of clinical development plans, manufacturing and commercialization, product safety, scientific communications and regulatory affairs for outpatient respiratory antibiotics, including Clarithromycin and Cefdinir. As part of her responsibilities at Abbott, Dr. Olson managed the filing of Investigative New Drug (IND) applications and New Drug Applications (NDA) with the United States Food and Drug Administration (FDA). Prior to this position, Dr. Olson was Global Franchise Medical Director responsible for the Anti-Infective Franchise Program at Abbott from 2000 – 2002. In 2001, she participated on a team responsible for Medical Affairs Acquisition & Integration Management for the Knoll/BASF Pharma Acquisitions. During Dr. Olson’s initial years at Abbott (1994 –

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2000), she held a number of Medical Director Positions for different product groups in the Pharmaceutical Division. Dr. Olson received both her Medical Doctor degree and Ph.D., Biochemistry, from the University of Chicago. She received a Master of Science degree from North Dakota State University and attended Concordia College, where she earned a B.A. degree. Additionally, Dr. Olson was a Medical Fellow Specialist — Division of Infectious Diseases, Department of Medicine at the University of Minnesota and Medical Resident, Department of Medicine at the University of Chicago. While at Abbott she earned a number of awards including the Chairman’s Award, Abbott Laboratories (1994).

Compensation of Directors and Executive Officers

Summary Compensation Table. The following table sets forth for the fiscal years ended March 31, 2004, 2005 and 2006 certain information regarding the compensation of our Chief Executive Officer and our four most highly compensated officers based on salary and bonus for the most recent fiscal year (the “Named Officers”).

		Annual Compensation	Long-Term Compensation
Name & Principal Position	Fiscal Year	Salary ($)	Options/SARs (#)
Eric L. Sorkin(1)	2006	--	20,834
Chairman, President and Chief
Executive Officer

Cecilia Chan	2006	$201,234	--
Executive Director and	2005	$187,078	20,000
Board Member	2004	$148,000	25,000

Gary C. Parks	2006	$165,294	20,000
Secretary, Treasurer and Chief	2005	$157,880	15,000
Financial Officer	2004	$134,375	15,000
Carol Ann Olson(2)	2006	$200,000	30,000
Senior Vice President and	2005	$ 91,270	40,000
Chief Medical Officer	2004	--	--

Dina Grinshpun (3)	2006	$ 68,258	30,000
General and Intellectual Property	2005	--	--
Counsel	2004	--	--

T. Stephen Thompson(4)	2006	$263,294	--
President, and Director	2005	$241,088	30,000
	2004	$185,000	40,000
(1)

Mr. Sorkin became Chief Executive Officer on January 23, 2006 and subsequently became President on May 1, 2006. Mr. Sorkin and the Company entered into an employment agreement on December 20, 2006, pursuant to which Mr. Sorkin will begin to receive an annual salary of $375,000 beginning on April 1, 2007. Mr. Sorkin has not received a salary since becoming Chief Executive Officer.

(2)	Dr. Olson was hired as Vice President and Chief Medical Officer on October 18, 2004 with an annual salary of $200,000.
(3)

Ms. Grinshpun was hired as General and Intellectual Property Counsel on November 4, 2005 with an annual salary of $170,000. She resigned as general counsel and began working on a contract basis at $6,000 per month effective September 5, 2006.

(4)	Mr. Thompson retired effective May 1, 2006.

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Options/SAR Grants in Last Fiscal Year. The following table sets forth certain information with respect to grants made by the Company of stock options to the Named Officers during the fiscal year ended March 31, 2006. No stock appreciation rights (“SARs”) were granted to the named executive officers during such year.

Individual Grants					Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation For Option Term
Name	Number of Securities Underlying Options/SARs Granted	Percent of Total Options/SARs Granted to Employees In Fiscal Year 2005	Exercise or Base Price ($/SH)	Expiration Date	5% ($)	10% ($)

Eric L. Sorkin	20,834	5.72	7.85	1/24/2016	266,401	424,199

Gary C. Parks	20,000	5.49	7.29	1/23/2016	237,493	378,168

Carol Ann Olson, M.D., Ph.D.	30,000	8.24	7.29	1/23/2016	356,239	567,251

Dina Grinshpun(1)	30,000	8.24	7.29	1/23/2016	356,239	567,251

(1)

Due to Ms. Grinshpun’s change in status to contract employee, these options expired on December 5, 2006. In connection with Ms. Grinshpun’s change in status, on October 16, 2006 she was granted 15,000 options at an exercise price of $5.74 per share, the fair market value on the date of grant. These options vest in equal installments each month over a two-year period.

Aggregated Option Exercises in Last Fiscal Year and Year-End Option Values. The following table sets forth certain information with respect to option and warrant exercises and year-end option values of the named executive officers for the fiscal year ended March 31, 2006.

	Shares Acquired on	Realized	Number of Unexercised Options/Warrants at Fiscal Year End (#)		Value of Unexercised In-The-Money Options/Warrants at Fiscal Year End ($)
	Exercise (#)	Value ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Eric L. Sorkin	6,028	$ 52,745 (1)	293,791	25,515	$ 370,604 (4)	$ 0
	5,000	6,650 (2)
	10,000	12,900 (3)
	21,028	72,295

Cecilia Chan	10,000	$ 86,100 (5)	292,512	4,167	$ 403,853 (9)	$ 0
	1,800	8,442 (6)
	10,000	93,200 (7)
	8,000	41,680 (8)
	29,800	229,422

Gary C. Parks	0	0	78,737	21,458	$ 217,829 (10)	$ 8,433 (11)
Carol Ann Olson, M.D., Ph.D.	0	0	15,833	54,167	$ 1,150 (11)	$ 12,650 (11)
Dina Grinshpun	0	0	3,750	26,250	$ 1,500 (12)	$ 10,500 (12)
T. Stephen Thompson	8,872	$ 65,032 (13)	178,445	6,250	$ 518,437 (14)	$ 0

(1)	Based on the market value of $11.30 per share on the date of exercise, minus the per share exercise price of $2.55 multiplied by the number of shares underlying the option.

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(2)	Based on the market value of $7.80 per share on the date of exercise, minus the per share exercise price of $6.47 multiplied by the number of shares underlying the warrant.
(3)	Based on the market value of $7.76 per share on the date of exercise, minus the per share exercise price of $6.47 multiplied by the number of shares underlying the warrant.
(4)	Based on the March 31, 2006 market value of $7.75 per share, minus the average per share exercise price of $6.25 multiplied by the number of shares underlying the options and warrant.
(5)	Based on the market value of $11.16 per share on the date of exercise, minus the per share exercise price of $2.55 multiplied by the number of shares underlying the option.
(6)	Based on the market value of $11.16 per share on the date of exercise, minus the per share exercise price of $6.47 multiplied by the number of shares underlying the warrant.
(7)	Based on the market value of $11.87 per share, on the date of exercise minus the per share exercise price of $2.55 multiplied by the number of shares underlying the option.
(8)	Based on the market value of $7.76 per share on the date of exercise, minus the per share exercise price of $2.55 multiplied by the number of shares underlying the option.
(9)	Based on the March 31, 2006 market value of $7.75 per share, minus the average per share exercise price of $6.12 multiplied by the number of shares underlying the options and warrants.
(10)	Based on the March 31, 2006 market value of $7.75 per share, minus the average per share exercise price of $2.55 multiplied by the number of shares underlying the options and warrant.
(11)	Based on the March 31, 2006 market value of $7.75 per share, minus the average per share exercise price of $7.29 multiplied by the number of shares underlying the option.
(12)

Based on the March 31, 2006 market value of $7.75 per share, minus the average per share exercise price of $7.35 multiplied by the number of shares underlying the option. Due to Ms. Grinshpun’s change in status to contract employee, these options expired on December 5, 2006.

(13)	Based on the market value of $7.79 per share on the date of exercise, minus the per share exercise price of $0.46 multiplied by the number of shares underlying the option.
(14)	Based on the March 31, 2006, value of $7.75 per share, minus the average per share exercise price of $3.21 multiplied by the number of shares underlying the options and warrants.

Employment and Consulting Agreement with Mr. Thompson

Immtech entered into an employment agreement with Mr. Thompson in April of 1991 pursuant to which we retained Mr. Thompson as our President and Chief Executive Officer at an annual base salary of $150,000 (subject to annual adjustment by the board), plus certain fringe benefits and reimbursement for related business expenses. The agreement, which includes confidentiality and non-disclosure provisions, also grants to Mr. Thompson the right to receive an annual bonus to be established by the board in an amount not to exceed 60% of his annual base salary for each such year; however, Mr.Thompson has not received a bonus pursuant to the agreement.

Effective September 1, 2004, the Company’s compensation committee increased Mr. Thompson’s base salary from $210,000 to $263,294 annually and on September 8, 2004 granted to him incentive options to purchase 40,000 shares of the Company’s common stock exercisable at $9.41. The options vest ratably over two years and expire on the day before the 10th anniversary of the date of grant.

In January 2006, Eric Sorkin became Immtech’s Chief Executive Officer, and in May 2006, Mr. Thompson retired as President of Immtech and from its board of directors. On May 1, 2006, Mr. Thompson entered into a retirement and consulting agreement with Immtech (the “Consulting Agreement”). Pursuant to the Consulting Agreement, Mr. Thompson will serve as a consultant to Immtech with respect to various matters through March 31, 2007. Mr. Thompson also agreed not to sell his common stock until March 31, 2007, except that he may sell 94,457

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shares as of July 28, 2006, and he will be able to sell an additional 94,457 shares if Immtech’s common stock closes at or above $15.00 for 20 consecutive trading days. Under the terms of the Consulting Agreement, Immtech will continue to pay Mr. Thompson his base salary and he is entitled to medical, dental, life insurance and 401(k) benefits through March 31, 2007. Options previously granted to Mr. Thompson will continue to vest pursuant to their original terms. In addition, under the terms of the Consulting Agreement, Immtech granted Mr. Thompson options to purchase 56,000 shares of common stock, exercisable at $7.35 per share for a term of six years from the date of grant (May 1, 2006), which shall vest upon the attainment of certain milestones on or before October 31, 2007. Mr. Thompson is also entitled to elect up to 18 months of COBRA (the Consolidated Omnibus Budget Reconciliation Act) coverage, and he may purchase up to seven additional months of coverage. Under the terms of the Consulting Agreement, Mr. Thompson’s non-compete agreement was amended to provide that he may not, through May 31, 2007, compete with Immtech in a competitive business in the development, manufacture, assembly, promotion, marketing or sale of pharmaceutical products based on dication technology.

Employment Agreement with Mr. Sorkin

Upon becoming the Company’s Chief Executive Officer in January 2006, Mr. Sorkin elected to provide services to the Company without receiving an annual salary. On December 20, 2006, the Company and Mr. Sorkin entered into an employment agreement pursuant to which Mr. Sorkin was engaged as the Company’s Chief Executive Officer through March 31, 2007, with annual automatic renewals, unless either party provides not less than 30 days written notice. Mr. Sorkin is entitled to receive an annual cash salary of $375,000 beginning on April 1, 2007. In connection with the employment agreement, he also received a stock option to purchase up to 325,000 shares of the Company’s common stock for an exercise price equal to $9.01, the closing price of our common stock on the date the agreement was signed. The stock option was granted under the 2006 Plan but is subject to the approval of the stockholders at the annual meeting of stockholders. The option is immediately exercisable with respect to 175,000 shares, will vest with respect to 75,000 shares on January 1, 2007 and with respect to 75,000 on March 31, 2007. Under the terms of the agreement, Mr. Sorkin also may receive (i) a cash bonus of up to 60% of his base salary beginning with the fiscal year ended March 31, 2008, based on milestones set in the sole discretion of the Compensation Committee or in the discretion of the Compensation Committee together with the other independent members of the board of directors (as directed by the board) and (ii) an annual bonus of stock options of up to 150,000 per year in the sole discretion of the Compensation Committee or in the discretion of the Compensation Committee together with the other independent members of the board of directors (as directed by the board).

If Mr. Sorkin is terminated without cause (as defined) or resigns for good reason (as defined), then he will be entitled to receive (i) six months severance based on his then current base salary (or based on an annual salary of $375,000 if such termination or resignation occurs before Mr. Sorkin’s salary commences on April 1, 2007), (ii) benefits for 12 months, (iii) cash bonus on the date he otherwise would have received it, (iv) vesting of all stock options and (v) the right to exercise all of his outstanding stock options through the end of their respective terms. In the event of Mr. Sorkin’s death, his estate is entitled to (i) 12 months of base salary, (ii) benefits for 12 months, (iii) vesting of all outstanding stock options, (iv) pro rata share of

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cash bonus through date of death, and (v) the right to exercise the options through the end of their respective terms. If Mr. Sorkin becomes disabled (as defined) he is entitled to receive (i) 12 months of his base salary (paid out of disability insurance to the extent available), (ii) benefits for 12 months, (iii) pro rata share of cash bonus through the date of disability, (iv) vesting of all outstanding stock options and (v) the right to exercise the stock options through the end of their respective terms. In the event there is a change in control of the Company (as defined), whether or not Mr. Sorkin’s employment is terminated, all outstanding stock options will vest.

Director Compensation for Fiscal Year Ended March 31, 2006

We compensate non-employee directors for their service as a member of the board of directors through the grant to each such director of 20,000 options to purchase shares of common stock upon joining the board. In addition, each non-employee director receives options to purchase 15,000 shares of common stock for each subsequent year of board service, options to purchase 3,000 shares of common stock for each year of service on each board committee and options to purchase 1,000 shares of common stock for each board committee chaired. Such options are generally granted at fair market value on the date of grant, vest ratably over 2 years and expire 10 years from the date of grant. We also reimburse the directors for out-of-pocket expenses incurred in connection with their service as directors.

On January 25, 2006, Mr. Eric L. Sorkin was granted options to purchase a total of 20,834 shares of common stock for his board service during the fiscal year ended March 31, 2006. He received (i) 15,000 for one year of service on the board and (ii) 5,834 for board committee appointments, including 5,000 for serving 10 months on our audit committee and compensation committee and 834 for chairing the audit committee for 10 months; such options have an exercise price of $7.85, an exercise period of ten years and vest ratably over 24 months.

On January 25, 2006, Dr. Harvey R. Colten was granted options to purchase a total of 22,000 shares of common stock for his board service during fiscal year ended March 31, 2006. He received (i) 15,000 for one year of service on the board and (ii) 7,000 for board committee appointments, including 3,000 for each one-year appointment to our audit committee and nominating committee and 1,000 for chairing the nominating committee; such options have an exercise price of $7.85, an exercise period of ten years and vest ratably over 24 months.

On January 25, 2006, Ms. Judy Lau was granted an option to purchase 21,167 shares of common stock for her board service during fiscal year ended March 31, 2006. With respect to the 21,167 share option tranche, she received (i) 15,000 for one year of service on the board and (ii) 6,167 for board committee appointments, including 3,000 for each one-year appointment to our audit committee and compensation committee and 167 for chairing the audit committee for two months; such options have an exercise price of $7.85, an exercise period of ten years and vest ratably over 24 months.

On January 25, 2006, Dr. Levi H.K. Lee was granted an option to purchase 19,000 shares of common stock for his board service during fiscal year ended March 31, 2006. With respect to the 19,000 share option tranche, he received (i) 15,000 for one year of service on the board and (ii) 4,000 for board committee appointments, including 3000 for a one-year appointment to our nominating committee, 500 for serving on the compensation committee for two months and 500

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for serving on the audit committee for two months; such options have an exercise price of $7.85, an exercise period of ten years and vest ratably over 24 months.

On January 25, 2006, Mr. Frederick W. Wackerle was granted options to purchase a total of 22,000 shares of common stock for his board service during the fiscal year ended March 31, 2006. He received (i) 15,000 for one year of service on the board and (ii) 7,000 for board committee appointments, including 3,000 for each one-year appointment to our nominating committee and compensation committee and 1,000 for chairing our compensation committee; such options have an exercise price of $7.85, an exercise period of ten years and vest ratably over 24 months.

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COMPENSATION COMMITTEE REPORT

The compensation committee of the board of directors consists of Judy Lau (chair), Harvey Colten and Frederick Wackerle, each of whom is independent consistent with the American Stock Exchange’s listing standards. The committee reviews and determines salaries and other benefits for Immtech’s executives, and reviews and determines the employees to whom stock-based compensation is granted. The guiding principles of the committee are as follows:

•     To provide a reasonable level of compensation sufficient to attract and retain executive personnel best suited by training, ability and other relevant criteria for the management requirements of our company,

•     To balance base compensation and, if applicable, incentive compensation (contingent upon performance) for the purpose of motivating executive personnel, and

•     To determine the extent and method of aligning the financial interest of our executive personnel with the interest of our stockholders in the appreciation of their investment.

Because employees are key to Immtech’s success, the committee believes in providing competitive compensation and benefits that will enable Immtech to attract and retain a talented and diverse work force. The guiding principle of the committee is to provide a program that enables Immtech to retain and motivate a team of high quality executives who will create long-term stockholder value. In addition, the committee believes that rewards should be proportional to each executive’s contribution to Immtech’s success. However, given Immtech’s stage of development and its desire to conserve cash, cash bonuses are generally not awarded.

Periodically, for the purpose of benchmarking executive compensation, including compensation for our chief executive officer, the committee reviews the compensation practices of a group of public companies that are biotechnology and pharmaceutical companies that are believed to be generally comparable to Immtech. The companies comprising this group are not necessarily included within the peer group index reflected in the performance graph illustrated in this proxy statement.

Components of Executive Compensation

Base Salary

Base salary is comprised of baseline cash compensation and is determined by the competitive market, though not targeted at any particular level within the group of companies considered, and by the individual’s performance. In general, base salary is determined based on a subjective assessment of the executive’s performance, Immtech’s performance generally and Immtech’s needs. We believe that current salaries approximate salary levels for the group of companies surveyed.

Long-Term Incentive Awards

Consistent with its belief that equity ownership by senior management is beneficial in

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aligning the interests of senior management with those of the stockholders, Immtech provides potentially significant long-term incentive opportunities to its senior management through discretionary grants of stock options, thereby emphasizing the potential creation of long-term stockholder value. The committee considers stock options to be effective long-term incentives because an executive can profit only if the value of the common stock increases. In fiscal year 2006, stock options were granted under the 2000 Plan as an incentive to aid in the retention of the executive officers and to align their interests with those of Immtech’s stockholders and, for the same reasons, it is expected that additional stock options will be granted under the 2006 Plan if it is approved by Immtech’s stockholders. The number of shares subject to each stock option grant is within the discretion of the committee and is based upon the committee’s subjective assessment of Immtech’s performance, its future prospects, an executive officer’s current level of ownership of our common stock, the period during which an executive officer has been in a key position with Immtech, individual performance and competitive practices within the comparative group of companies.

Compensation of Current Chief Executive Officer. Eric Sorkin has not received any salary since he became chief executive officer of Immtech. In January 2006, Immtech granted to Mr. Sorkin stock options to purchase 20,834 shares of Immtech common stock, at fair market value on the date of grant, for his services as an Immtech director prior to becoming chief executive officer of Immtech, but he received no other compensation during fiscal year 2006. In October 2006, Immtech also granted to Mr. Sorkin stock options to purchase 75,000 shares of Immtech common stock, at fair market value on the date of grant. On December 20, 2006, Immtech entered into an employment agreement with Mr. Sorkin pursuant to which Mr. Sorkin will receive an annual base salary of $375,000 beginning on April 1, 2007. He also received 325,000 stock options under the terms of the employment agreement. The committee used the compensation practices described above to determine Mr. Sorkin’s compensation set forth in his employment agreement. See “Employment and Consulting Agreement” above for a description of Mr. Sorkin’s employment agreement.

Compensation of Former Chief Executive Officer. T. Stephen Thompson, our former chief executive officer, served as chief executive officer and as a member of the board of directors since 1991. He retired effective May 1, 2006. The committee used the compensation practices described above to determine his compensation for fiscal year 2006. His base salary was fixed at $263,293 effective September 2004, and remained unchanged through Mr. Thompson’s retirement date. Mr. Thompson received no equity awards in fiscal year 2006 and received no bonus for fiscal year 2006. In setting both the cash and equity elements of Mr. Thompson’s compensation for fiscal year 2006, the committee made an overall assessment of Mr. Thompson’s contribution to Immtech, his compensation for fiscal year 2005, and the achievement of certain business objectives of Immtech. See “Employment and Consulting Agreement” above for a description of the consulting agreement Immtech entered into with Mr. Thompson upon his retirement.

Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code generally denies a deduction to any publicly held corporation for certain types of compensation paid to its chief executive officer and its four other highest-paid executive officers to the extent that any such individual’s compensation exceeds $1 million. Section 162(m) excludes performance based compensation from its deductibility limits. Compensation realized

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upon the exercise of stock options is considered performance based if, among other requirements, the plan pursuant to which the options are granted has been approved by the a company’s stockholders and has a limit on the total number of shares that may be covered by options issued to any plan participant in any specified period. Options granted under the 2000 Plan are considered performance based. If the 2006 Plan is approved by the Company’s stockholders, stock options granted under the 2006 Plan will also be considered performance based. Therefore any compensation realized upon the exercise of stock options granted under the 2000 Plan or the 2006 Plan will be excluded from the deductibility limits of Section 162(m). The Compensation Committee believes that while tax deductibility is an important factor, it is not the sole factor to be considered in setting executive compensation policy. Nevertheless, the Compensation Committee intends to continue to evaluate the Company’s compensation programs in light of the Section 162(m) requirements.

Respectfully submitted,
The Compensation Committee                December 20, 2006

Judy Lau (Chair)
Harvey R. Colten
Frederick Wackerle

Stock Performance Graph

The following graph shows a comparison of cumulative total stockholder returns for Immtech’s common stock, the S&P 500 Index and the Peer Group. The graph assumes the investment of $100 on April 02, 2001, and the reinvestment of all dividends. The performance shown is not necessarily indicative of future performance.

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The information contained in the graph above shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or subject to Regulation 14A or 14C promulgated under the Exchange Act, other than as provided in Item 402 of the SEC’s Regulation S-K, or to the liabilities of Section 18 of the Exchange Act, except to the extent that Immtech specifically requests that the information be treated as soliciting material or specifically incorporates it by reference in such filing.

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TOTAL STOCKHOLDER RETURNS

Total Return To Stockholder’s

(Dividends reinvested monthly)

		ANNUAL RETURN PERCENTAGE YEARS ENDED
Company Name / Index		Mar 02	Mar 03	Mar 04	Mar 05	Mar 06
Immtech Pharmaceuticals, Inc.		-16.51	-6.25	311.58	-32.93	-37.59
S&P 500 Index		0.24	-24.77	35.13	6.69	11.73
Peer Group		-24.03	-68.34	158.50	0.30	28.23
	Base Period	INDEXED RETURNS YEARS ENDED
Company Name / Index	April 01	Mar 02	Mar 03	Mar 04	Mar 05	Mar 06
Immtech Pharmaceuticals, Inc.	$100	$ 83.49	$ 78.27	$ 322.14	$ 216.07	$ 134.85
S&P 500 Index	100	100.24	75.41	101.91	108.72	121.47
Peer Group	100	75.97	24.05	62.18	62.36	79.97

Peer Group Companies

Cubist Pharmaceuticals, Inc. (NASDAQ: CBST)

EntreMed, Inc. (NASDAQ: ENMD)

Encysive Pharmaceuticals, Inc. (NASDAQ: ENCY)

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Security Ownership of Certain Beneficial Owners, Directors and Management

The following table sets forth, as of December 1, 2006, certain information regarding the beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of our common stock based upon the most recent information available to us for (i) each person known by us to own beneficially more than five (5%) percent of our outstanding common stock, (ii) each director, (iii) each person listed in the “Summary Compensation Table” above and (iv) all executive officers and directors as a group. Except as otherwise indicated, each listed stockholder directly owned his or her shares and had sole voting and investment power. Unless otherwise noted, the address for each person listed below is Immtech Pharmaceuticals, Inc., One North End Avenue, New York, NY 10282.

Name and Address	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Shares of Common Stock

Eric L. Sorkin(1)	443,511	3.06%
Cecilia Chan(2)	364,463	2.53%
Gary C. Parks(4)	118,177	*
Carol Ann Olson, M.D., Ph.D.(3)	45,416	*
Harvey R. Colten, MD(5)	90,088	*
Judy Lau(6)	72,584	*
Levi H.K. Lee, MD(7)	269,524	1.90%
Donald F. Sinex(8)	64,193	*
Frederick W. Wackerle(9)	151,378	1.07%
T. Stephen Thompson(10)	518,712	3.62%
Dina Grinshpun(11)	10,000	*
All executive officers and directors as a group (9 persons) (12)	1,619,334	10.55%

*	Less than one percent.
(1)

Includes (i) 56,618 shares of common stock; (ii) 20,362 shares of common stock issuable upon the conversion of series A preferred stock; (iii) 53,267 shares of common stock issuable upon the conversion of series E preferred stock; (iv) 221,500 shares of common stock issuable upon the exercise of warrants; and (v) 91,764 shares of common stock issuable upon the exercise of options.

(2)

Includes (i) 56,795 shares of common stock; (ii) 5,781 shares of common stock issuable upon the conversion of series B preferred stock; (iii) 225,512 shares of common stock issuable upon the exercise of options; and (iv) 76,375 shares of common stock issuable upon the exercise of options.

(3)	Includes 45,416 shares of common stock issuable upon the exercise of options.
(4)

Includes (i) 21,970 shares of common stock; (ii) 2,262 shares of common stock issuable upon the conversion of series A preferred stock; (iii) 1,000 shares of common stock issuable upon the exercise of warrants; and (iv) 92,945 shares of common stock issuable upon the exercise of options.

(5)	Includes 1,088 shares of common stock and 89,000 shares of common stock issuable upon the exercise of options.
(6)	Includes 72,584 shares of common stock issuable upon the exercise of options.
(7)

Includes (i) 140,675 shares of common stock; (ii) 11,312 shares of common stock issuable upon the conversion of series A preferred stock; (iii) 52,037 shares of common stock issuable upon the conversion of series C preferred stock; and (iv) 65,500 shares of common stock issuable upon the exercise of options.

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(8)

Includes (i) 36,636 shares of common stock; (ii) 21,307 shares of common stock issuable upon the conversion of series E preferred stock; (iii) 3,750 shares of common stock issuable upon the exercise of warrants as follows; and (iv) 2,500 shares of common stock issuable upon the exercise of options.

(9)

Includes (i) 38,026 shares of common stock; (ii) 7,102 shares of common stock issuable upon the conversion of series E preferred stock; (iii) 7,250 shares of common stock issuable upon the exercise of warrants; and (iv) 99,000 shares of common stock issuable upon the exercise of options.

(10)

Includes (i) 262,427 shares of common stock; (ii) 5,000 shares of restricted common stock; (iii) 45,249 shares of common stock issuable upon the conversion of series A preferred stock; (iv) 12,500 shares of common stock issuable upon the conversion of series B preferred stock; (v) 2,841 shares of common stock issuable upon the conversion of series E preferred stock; (vi) 25,500 shares of common stock issuable upon the exercise of warrants; and (vii) 165,195 shares of common stock issuable upon the exercise of options.

(11)	Includes 10,000 shares of common stock issuable upon the exercise of options.
(12)	See footnotes one through nine.

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PROPOSAL 2

ADOPTION OF PROPOSED AMENDMENT TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

TO ELIMINATE THE LIMITATION ON THE NUMBER OF DIRECTORS AND TO PROVIDE THAT THE NUMBER OF DIRECTORS SHALL BE FIXED BY RESOLUTIONS OF THE BOARD OF DIRECTORS.

Article Fifth of Immtech’s certificate of incorporation (the “Certificate”) currently states in its entirety as follows: “The board of directors of the Corporation shall consist of not more than seven members.” Immtech’s board of directors has unanimously approved and recommended for stockholder approval an amendment to the Certificate (the “Certificate Amendment”) that would replace the current Article Fifth of the Certificate in its entirety with the following: “The number of directors shall be fixed from time to time in the manner provided in the By-Laws.” Immtech’s By-Laws provide that the number of directors shall be established from time to time by resolution of the board of directors, and the current number of directors has been set at seven by resolution of the board. Thus, the effect of the amendment would be to provide Immtech’s board of directors with the ability to increase the number of directors beyond the seven director maximum currently in place without seeking stockholder approval to do so. We have no current intentions or understandings to nominate any particular person to increase the size of the board of directors beyond the seven currently permitted. However, as stated above, due to the resignation of Frederick Wackerle when his term expires at the annual meeting, we are currently selecting a qualified candidate to add to our board of directors, which would bring the number of directors back to seven after the annual meeting. As of the date of the proxy statement, we have not made any decisions in this regard.

The proposed Certificate Amendment would allow Immtech to appoint additional qualified directors if it so choose. The board of directors believes that the availability of additional director positions will provide it with the flexibility to identify and recruit key individuals whose industry knowledge and expertise will benefit Immtech by contributing to discussions regarding, among other things, whether the Company should establish strategic relationships with other companies or take other proper corporate action. Furthermore, the Certificate Amendment, if adopted, will provide the board of directors with greater flexibility in determining the size of the board without further stockholder approval.

The proposed Certificate Amendment could, under certain circumstances, have an anti-takeover effect, although that is not the intention of this proposal. For example, in the event of a hostile attempt to take over control of the Company, it may be easier for Immtech to impede the attempt by increasing the size of its board, since doing so would require more directors to vote in favor of the take-over attempt. The Certificate Amendment, therefore, may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempt, the proposed Amendment may limit the opportunity for Immtech’s stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The board of directors is not, however, aware of any attempt to take control of the Company and the board of directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

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Vote Required for Approval

The affirmative vote of a majority of the shares entitled to vote is required to approve the proposed amendment to the certificate of incorporation.

THE BOARD OF DIRECTORS UNANIMOUSLY

RECOMMENDS THAT YOU VOTE “FOR” THE

APPROVAL OF THIS PROPOSAL 2

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PROPOSAL 3

ADOPTION OF 2006 PLAN

Background

Since its inception, our board of directors has relied upon stock options and restricted stock to attract and retain outstanding individuals to serve as the Company’s directors, executive officers, employees and consultants, and to align their interests with the interests of the Company’s stockholders. The primary vehicle for this form of compensation currently is the Company’s Third Amended and Restated 2000 Stock Incentive Plan (the “2000 Plan”). The Company’s stockholders approved the 2000 Plan at the 2000 annual meeting held on October 12, 2000, reserving for issuance pursuant to awards granted thereunder up to 350,000 shares of Common Stock. Subsequently, the Company’s stockholders approved increases in the shares available under the 2000 Plan, most recently on November 12, 2004, when the number of shares available was increased to 2,200,000.

As of December 20, 2006, there remained only 438,513 shares of Common Stock available for issuance pursuant to stock options and/or restricted shares (collectively, “Awards”) granted under the 2000 Plan. Our board of directors has determined that the number of shares remaining under the 2000 Plan is insufficient to continue to meet the Company’s needs of attracting and retaining directors, executive officers, employees and consultants. As a result, on December 20, 2006, our board of directors adopted, subject to stockholder approval, the 2006 Stock Incentive Plan (the “2006 Plan”). A copy of the 2006 Plan is set forth in full in Appendix A to this proxy statement. The 2006 Plan provides for the issuance of up to 1,938,513 shares of Common Stock pursuant to awards of stock options and restricted shares. This number represents an additional 1,500,000 shares added to the 438,513 shares that remain available under the 2000 Plan. In addition, the 2006 Plan provides that up to 1,698,223 shares of Common Stock may become available for issuance upon the expiration, forfeiture or cancellation of currently outstanding awards made under the 2000 Plan.

Upon receipt of stockholder approval of the 2006 Plan, the Company will not make any further awards under the 2000 Plan.

Stockholder approval of the 2006 Plan will enable the Company to make awards that qualify as performance-based compensation that is exempt from the deduction limitation set forth under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain exceptions, Section 162(m) generally limits the corporate income tax deductions to $1,000,000 annually for compensation paid to each of the Chief Executive Officer and the other four highest paid executive officers of the Company.

Shareholder approval of the 2006 Plan will not affect outstanding awards made under the 2000 Plan, which will remain in full force and effect.

The affirmative vote of the holders of a majority of the shares entitled to vote is required to approve the 2006 Plan.

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THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” THE APPROVAL OF THE IMMTECH

PHARMACEUTICALS, INC. 2006 STOCK INCENTIVE PLAN.

Summary of the 2006 Plan

The following summary is not intended to be complete and reference should be made to Appendix A for a complete statement of the terms and provisions of the 2006 Plan. Capitalized terms used in this summary and not otherwise defined will have the meanings ascribed to such terms in the 2006 Plan.

Purpose. The purpose of the 2006 Plan is to attract, retain and motivate select employees, officers, directors, consultants, and advisors of the Company and its affiliates (referred to collectively as “eligible persons”).

Shares Subject to the 2006 Plan. The 2006 Plan provides that up to 1,938,513 shares of Common Stock may be issued pursuant to Awards under the 2006 Plan. These shares shall be authorized but unissued shares, or shares that the Company has reacquired or otherwise holds in treasury or in a trust. The number of shares available for Awards, as well as the terms of outstanding Awards, are subject to adjustment as provided in the 2006 Plan for stock splits, stock dividends, recapitalizations and other similar events. Shares of Common Stock that are subject to any Award that expires, or is forfeited, cancelled or becomes unexercisable will again be available for subsequent Awards, except as prohibited by law. In addition, the 2006 Plan provides that up to 1,698,223 shares of Common Stock may become available for issuance upon the expiration, forfeiture or cancellation of currently outstanding awards made under the 2000 Plan.

Administration. Either our board of directors or a committee appointed by our board of directors will administer the 2006 Plan. The board of directors and any committee exercising discretion under the 2006 Plan from time to time are referred to as the “Committee.” The Compensation Committee of the board of directors is currently acting as the Committee for purposes of the 2006 Plan. The board of directors may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without cause, and fill vacancies on the Committee. To the extent permitted by law, the Committee may authorize one or more persons who are reporting persons for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, (or other executive officers) to make awards to eligible persons who are not reporting persons for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (or other officers whom the Company has specifically authorized to make awards). With respect to decisions involving an award intended to satisfy the requirements of Section 162(m) of the Code, the Committee is to consist of two or more directors who are “outside directors” for purposes of that Code section. The Committee may delegate administrative functions to individuals who are reporting persons for purposes of Rule 16b-3 of the Exchange Act, officers or employees of the Company or its affiliates.

Subject to the terms of the 2006 Plan, the Committee has express authority to determine the eligible persons who will receive awards, the number of shares of Common Stock to be covered by each award, and the terms and conditions of awards. The Committee has broad

30

discretion to prescribe, amend, and rescind rules relating to the 2006 Plan and its administration, to interpret and construe the 2006 Plan and the terms of all award agreements, and to take all actions necessary or advisable to administer the 2006 Plan. Within the limits of the 2006 Plan, the Committee may accelerate the vesting of any award, allow the exercise of unvested awards, and may modify, replace, cancel or renew them.

The 2006 Plan provides that the Company and its affiliates will indemnify members of the Committee and their delegates against any claims, liabilities or costs arising from the good faith performance of their duties under the 2006 Plan. The 2006 Plan releases these individuals from liability for good faith actions associated with the Plan’s administration.

Eligibility. The Committee may grant options that are intended to qualify as incentive stock options (“ISOs”) only to employees, and may grant all other awards to eligible persons. The discussion below uses the term “participant” to refer to an eligible person who has received an award. The 2006 Plan provides that no participant may receive Options that relate to more than 500,000 Shares in any twelve month period. As of December, 20, 2006, substantially all of the approximately 24 employees (including officers) of the Company and its affiliates and all five of the Company’s non-employee directors would have been eligible to participate in the 2006 Plan.

Options. Options granted under the 2006 Plan provide participants with the right to purchase shares of Common Stock at a predetermined exercise price. The Committee may grant options that are intended to qualify as ISOs or options that are not intended to so qualify (“Non-ISOs”). The 2006 Plan also provides that ISO treatment may not be available for options that become first exercisable in any calendar year to the extent the value of the underlying shares that are the subject of the option exceed $100,000 (based upon the Fair Market Value of the shares of Common Stock on the option grant date).

Exercise Price for Options. The exercise price of Non-ISOs may not be less than 100% of the fair market value on the grant date of the shares of Common Stock subject to the award (110% of fair market value for ISOs granted to employees who, at the time of grant, own more than 10% of the Company’s outstanding shares of Common Stock; and 100% of fair market value for ISOs granted to all other employees). As of the record date, the closing price of a share of Common Stock on the American Stock Exchange was $7.90 per share.

Exercise of Options. To the extent exercisable in accordance with the agreement granting them, an option may be exercised in whole or in part, and from time to time during its term; subject to earlier termination relating to a holder’s termination of employment or service. The Committee has the discretion to accept payment of the exercise price in any of the following forms (or combination of them): cash or check in U.S. dollars, certain shares of Common Stock, and cashless exercise under a program the Committee approves. The term over which participants may exercise options may not exceed ten years from the date of grant (five years in the case of ISOs granted to employees who, at the time of grant, own more than 10% of the Company’s outstanding shares of Common Stock).

Subject to the terms of the applicable award agreement, the option may be exercised during the three-month period after the optionee retires, during the one-year period after the

31

optionee’s termination of service due to death or permanent disability, and during the 90-day period after the optionee’s termination of employment without cause (but in no case later than the termination date of the option). The award agreements may, in the discretion of the Committee, set forth additional or different terms and conditions applicable to such option upon a termination or change in status of the employment or service of the option holder.

Restricted Shares. Under the 2006 Plan, the Committee may grant restricted shares that are forfeitable until certain vesting requirements are met. For restricted shares, the 2006 Plan provides the Committee with discretion to determine the terms and conditions under which a participant’s interests in such Awards becomes vested.

Whenever shares of Common Stock are delivered pursuant to these Awards, the participant will be entitled to receive additional shares of Common Stock equal to the sum of (i) any stock dividends that the Company’s shareholders received between the date of the Award and issuance or release of the shares of Common Stock and (ii) a number of additional shares of Common Stock equal to the shares of Common Stock that the participant could have purchased at fair market value on the payment date of any cash dividends for shares of Common Stock if the participant had received such cash dividends between its grant date and its settlement date.

Income Tax Withholding. As a condition for the issuance of shares pursuant to awards, the 2006 Plan requires satisfaction of any applicable federal, state, local, or foreign withholding tax obligations that may arise in connection with the award or the issuance of shares.

Transferability. Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of other than by will or the laws of descent and distribution, except to the extent the Committee permits lifetime transfers in the form of Non-ISOs or Restricted Shares to charitable institutions, certain family members or related trusts, or as otherwise approved by the Committee.

Certain Corporate Transactions. The Committee shall equitably adjust the number of shares covered by each outstanding award, and the number of shares that have been authorized for issuance under the 2006 Plan but as to which no awards have yet been granted or that have been returned to the 2006 Plan upon cancellation, forfeiture or expiration of an award, as well as the price per share covered by each such outstanding award, to reflect any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the shares, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Options under the 2006 Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Options so replaced. In any case, such substitution of securities will not require the consent of any person who is granted options pursuant to the 2006 Plan.

In addition, in the event or in anticipation of a Change in Control (as defined in the 2006 Plan), all outstanding stock options and restricted shares shall immediately vest in full and no longer be subject to forfeiture provisions. In addition, the Committee may at any time in its sole

32

and absolute discretion and authority, without obtaining the approval or consent of the Company’s stockholders or any participant with respect to his or her outstanding awards (except to the extent an award provides otherwise), take one or more of the following actions: (a) arrange for or otherwise provide that each outstanding award will be assumed or substituted with a substantially equivalent award by a successor corporation or a parent or subsidiary of such successor corporation; (b) arrange or otherwise provide for payment of cash or other consideration to participants in exchange for the satisfaction and cancellation of outstanding awards; or (c) terminate upon the consummation of the transaction, provided that the Committee may in its sole discretion provide for vesting of all or some outstanding awards in full as of a date immediately prior to consummation of the Change of Control. To the extent that an award is not exercised prior to consummation of a transaction in which the award is not being assumed or substituted, such award shall terminate upon such consummation.

In the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per share covered by each outstanding award to reflect the effect of such distribution. Finally, if the Company dissolves or liquidates, all awards will terminate immediately prior to such dissolution or liquidation, subject to the ability of the board of directors to exercise any discretion that the board may exercise in the case of a Change in Control.

Term of the 2006 Plan; Amendments or Termination. The term of the 2006 Plan is ten years from the date the 2006 Plan is approved by the Company’s stockholders. The board of directors may from time to time, amend, alter, suspend, discontinue or terminate the 2006 Plan; provided that no amendment, suspension or termination of the 2006 Plan shall materially and adversely affect awards already granted (with such an affect being presumed to arise from a modification that would trigger a violation of Section 409A of the Code) unless (1) it relates to an adjustment pursuant to certain transactions that change the Company’s capitalization, (2) it is otherwise mutually agreed between the participant and the Committee, or (3) the Committee determines in good faith, before a Change in Control, that the modification is not materially adverse to the participant. Furthermore, neither the Company nor the Committee shall, without stockholder approval, allow for a repricing within the meaning of the federal securities laws applicable to proxy statement disclosures. In addition, the Committee may not cancel an outstanding option whose exercise price is greater than fair market value at the time of cancellation for the purpose of reissuing the option to the participant at a lower exercise price or granting a replacement award of a different type. Notwithstanding the foregoing, the Committee may amend the 2006 Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

Expected Tax Consequences. The following is a brief summary of certain tax consequences of certain transactions under the 2006 Plan. This summary is not intended to be complete and does not describe state or local tax consequences.

U.S. Federal Income Tax Consequences. Under the United States Internal Revenue Code, the Company will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income that participants recognize

33

pursuant to awards (subject to the participant’s overall compensation being reasonable, and to the discussion below with respect to Code section 162(m)). For participants, the expected U.S. federal income tax consequences of awards are as follows:

Non-ISOs. A participant will not recognize income at the time a Non-ISO is granted. At the time a Non-ISO is exercised, the participant will recognize ordinary income in an amount equal to the excess of (a) the fair market value of the shares of Common Stock issued to the participant on the exercise date, over (b) the exercise price paid for the shares. At the time of sale of shares acquired pursuant to the exercise of a Non-ISO, the appreciation (or depreciation) in value of the shares after the date of exercise will be treated either as short-term or long-term capital gain (or loss) depending on how long the shares have been held.

ISOs. A participant will not recognize income upon the grant of an ISO. There are generally no tax consequences to the participant upon exercise of an ISO (except the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is a tax preference item possibly giving rise to an alternative minimum tax). If the shares of Common Stock are not disposed of within two years from the date the ISO was granted or within one year after the ISO was exercised, any gain realized upon the subsequent disposition of the shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss. If both of these holding period requirements are not met, then a “disqualifying disposition” occurs and (a) the participant recognizes ordinary income gain in the amount by which the fair market value of the shares at the time of exercise exceeded the exercise price for the ISO and (b) any remaining amount realized on disposition (except for certain “wash” sales, gifts or sales to related persons) will be characterized as capital gain or loss.

Restricted Shares. In general, a participant will not recognize income at the time of grant of restricted shares, unless the participant elects with respect to restricted shares to accelerate income taxation to the date of the award. In this event, a participant would recognize ordinary income equal to the excess of the market value of the restricted shares over any amount the participant pays for them (in which case subsequent gain or loss would be capital in nature). In the absence of an election to accelerate income taxation to the date of an award, a participant must recognize taxable compensation income equal to the value of any cash or shares of Common Stock that the participant receives when the award vests.

Special Tax Provisions. Under certain circumstances, the accelerated vesting, cash-out or accelerated lapse of restrictions on awards in connection with a change in control of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Code section 280G, and the participant may be subject to a 20% excise tax and the Company may be denied a tax deduction. Furthermore, the Company may not be able to deduct the aggregate compensation in excess of $1,000,000 attributable to Awards that are not “performance-based” within the meaning of Code section 162(m) in certain circumstances.

Income Taxes and Deferred Compensation. The 2006 Plan provides that participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Section 409A of the

34

Code), and that the Company will not have any obligation to indemnify or otherwise hold any participant harmless from any or all of such taxes.

General Tax Law Considerations. The preceding paragraphs are intended to be merely a summary of certain important tax law consequences concerning a grant of options under the 2006 Plan and the disposition of shares issued thereunder in existence as of the date of this proxy statement. Special rules may apply to the Company’s officers, directors, or greater than ten percent shareholders. Participants in the 2006 Plan should review the current tax treatment with their individual tax advisors at the time of grant, exercise or any other transaction relating to an award or the underlying shares.

New Plan Benefits. The Committee will grant awards under the 2006 Plan at its discretion. Other than as set forth in the table below, the Committee has not granted awards that are contingent upon the approval of the 2006 Plan. All of the Company’s directors, officers, employees and consultants are eligible for consideration by the board of directors for the grant of stock options and/or restricted shares under the 2006 Plan. As of December 20, 2006, in addition to the Company’s four executive officers, the Company had approximately 20 employees and five non-employee directors.

NEW PLAN BENEFITS
Name and Position	Number of Shares Subject to Option Grant

Eric L. Sorkin Chairman, President and Chief Executive Officer	325,000(1)

(1)

Pursuant to an employment agreement dated December 20, 2006, between the Company and Mr. Sorkin, Mr. Sorkin received stock options to purchase 325,000 shares, subject to the stockholder approval of the 2006 Plan. See description under “Employment Agreement and Consulting Agreement.”

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Equity Compensation Plans Approved by Stockholders

The following table provides information as of March 31, 2006 with respect to shares of Immtech common stock that may be issued under its existing equity compensation plans, including the 2000 Plan. Stockholders approved Immtech’s 2000 Plan on March 30, 2004, approved Amendment No. 1 at our annual meeting held on November 15, 2002, approved Amendment No. 2 at our annual meeting held on November 12, 2004 and approved Amendment No. 3 at our annual meeting held on December 16, 2005.

Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1) (a)	Weighted Average exercise price of outstanding options, warrants and rights(1) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) (c)
Equity compensation plans approved by stockholders(2)	1,554,380	$9.25	762,083
Equity compensation plans not approved by stockholders(3)	2,316,300	$6.88	- - -
Total	3,870,680	$7.83	762,083

_____________________

(1)	As adjusted for reverse stock splits that occurred on each of July 24, 1998 and January 25, 1999.
(2)	This category consists solely of options.
(3)	This category consists solely of compensatory warrants

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PROPOSAL 4

RATIFICATION OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Our audit committee has appointed the firm of Deloitte & Touche LLP, an independent registered public accounting firm, to be our independent auditors for the fiscal year ending March 31, 2007 and the board of directors recommends the stockholders vote for ratification of that appointment. Deloitte & Touche LLP served in this capacity for the fiscal year ended March 31, 2006 and has been our independent auditor since 1996.

The audit committee appoints our independent auditors annually and the board of directors subsequently requests ratification of such appointment by the stockholders at the Company’s annual meeting. The audit committee reviews and approves in advance the scope of the audit, the types of non-audit services that we will need and the estimated fees for the coming year. The audit committee also reviews and approves any non-audit services provided by our independent auditors to ensure that any such services will not impair the independence of the auditors. To the extent that our management believes that a new service or the expansion of a current service provided by our accountants is necessary, such new or expanded service is presented to the audit committee or one of its members for review and approval.

Before making its selection, the audit committee carefully considered Deloitte & Touche LLP’s qualifications as independent auditors, which included a review of Deloitte & Touche LLP’s performance in prior years, as well as its reputation for integrity and competence in the fields of accounting and auditing. The audit committee expressed its satisfaction with Deloitte & Touche LLP in these respects.

Stockholder ratification of the audit committee’s selection of Deloitte & Touche LLP as the Company’s independent auditors is not required by law, the Company’s bylaws or otherwise. However, the board of directors is submitting the audit committee’s selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such change would be in the best interests of the Company and its stockholders.

Vote Required for Approval

The affirmative vote of a majority of the shares entitled to vote is required to approve the proposed amendment to the certificate of incorporation.

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THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE FOR THE APPROVAL

OF THIS PROPOSAL NO. 4

Independent Registered Public Accounting Firm

Deloitte & Touche LLP served as our independent auditors for the fiscal years ended March 31, 1996 through March 31, 2006 and has been selected by the audit committee to continue for the fiscal year ending March 31, 2007. Representatives of Deloitte & Touche LLP will be present at the annual meeting, with the opportunity to make a statement should they desire to do so, and be available to respond to appropriate questions.

The following table presents the aggregate fees billed for professional services rendered by Deloitte & Touche LLP in fiscal years 2005 and 2006. Other than as set forth below, no professional services were rendered or fees billed by Deloitte & Touche LLP during the years ended March 31, 2005 or 2006.

	Fiscal Year 2006	Fiscal Year 2005
Audit Fees(1)	$211,000	$192,000
Audit Related Fees	—	—
Total Audit and Audit Related Fees	211,000	192,000
Tax Fees(2)	6,000	7,000
All Other Fees	—	—
Total Fees	$217,000	$199,000

(1)

Includes fees and out-of-pocket expenses for the following services: Audit of the consolidated financial statements, quarterly reviews, SEC filings and consents, financial accounting and reporting consultation, and costs in our fiscal year ended March 31, 2006 preparing the 2006 audit requirement for compliance with Sarbanes-Oxley Act section 404 and financial testing.

(2)	Includes fees and out-of-pocket expenses for tax compliance, tax planning and advice.

Before we engage our independent registered public accounting firm to render audit or non-audit services, the audit committee pre-approves the engagement. audit committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the audit committee regarding our engagement of the independent accountant, provided the policies and procedures are detailed as to the particular service, the audit committee is informed of each service provided and such policies and procedures do not include delegation of the audit committee’s responsibilities under the Exchange Act to our management. The audit committee may delegate to one or more designated members of the audit committee the authority to grant pre-approvals, provided such approvals are presented to the audit committee at a subsequent meeting.

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AUDIT COMMITTEE REPORT

The members of the audit committee have been appointed by the board of directors. The audit committee is governed by a charter, which has been approved and adopted by the board of directors and which will be reviewed and reassessed annually by the audit committee. The audit committee is comprised of three independent directors.

The following Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

The audit committee assists the board of directors in fulfilling its oversight responsibilities by reviewing (i) the financial reports and other financial information provided by the Company to any governmental body or to the public, (ii) the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics and (iii) the Company’s auditing, accounting and financial reporting processes.

The audit committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees,” and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements. The audit committee has received from and discussed with the independent auditors their written disclosure and letter regarding their independence from the Company as required by Independence Standards Board Standard No. 1.

Management is responsible for the preparation and integrity of the Company’s financial statements and the independent auditors are responsible for the examination of those statements. The audit committee reviewed the Company’s quarterly reports on Form 10-Q and audited financial statements for the Company’s fiscal year ended March 31, 2006, and met with both management and the Company’s independent auditors to discuss those quarterly reports and financial statements.

Based upon these reviews and discussions, the audit committee has recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2006.

Respectfully submitted,

The Audit Committee                                                                       December 20, 2006

Donald F. Sinex (Chair) (member since October 2006)

Judy Lau
Harvey R. Colten, MD

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Compensation Committee Interlocks and Insider Participation

All members of the Compensation Committee during the fiscal year ended March 31, 2006 were independent directors, and none of them were our employees or former employees. During the fiscal year ended March 31, 2006, none of our executive officers served on the compensation committee (or equivalent), or the board of directors, of another entity whose executive officer(s) served on our Compensation Committee or board of directors.

Section 16(A) Beneficial Ownership Reporting Compliance

Federal securities laws require directors, executive officers and beneficial owners of more than 10% of our common stock to file with the SEC reports of their initial ownership and subsequent acquisitions, dispositions or other transfers. We must disclose whether any person required to file such a report may have failed to do so in a timely manner. To our knowledge, all of our directors, executive officers and beneficial owners of more than 10% of our common stock subject to such reporting obligations satisfied their reporting obligations for the fiscal year ended March 31, 2006.

Annual Report and Financial Statements

A copy of our annual report on Form 10-K for the fiscal year ended March 31, 2006, including audited financial statements, accompanies this notice of annual meeting and proxy statement. No portion of the annual report on Form 10-K is incorporated herein or is considered to be proxy-soliciting material.

We will provide without charge additional copies of our annual report on Form 10-K for the fiscal year ended March 31, 2006, to any stockholder upon written request. Requests should be directed to Immtech Pharmaceuticals, Inc., 150 Fairway Drive, Suite 150, Vernon Hills, Illinois 60061, Attention: Mr. Gary C. Parks.

Solicitation of Proxies

Our officers, directors and employees may solicit proxies from stockholders. We pay no additional compensation to our officers, directors or employees for such solicitation. Solicitations may be made personally, or by mail, facsimile or other electronic means, telephone, or messenger. We may reimburse brokers and other persons holding shares in their names or in the names of nominees for expenses in sending proxy materials to beneficial owners and obtaining proxies from such owners. Additionally, the board of directors may engage the firm of Georgeson & Company, Inc. to aid in the solicitation of proxies. The cost of solicitation will be borne by the Corporation and is estimated at $10,000.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

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This year, a number of brokers with account holders who are Immtech stockholders will be “householding” our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.” If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report in the future you may (1) notify your broker, (2) direct your written request to: Secretary, Immtech Pharmaceuticals, Inc. 150 Fairway Drive, Suite 150, Vernon Hills, Illinois 60061 or (3) contact our Gary C. Parks, at (847) 573-0033. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker. In addition, Immtech will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Other Matters

The board does not intend to bring any other business before the meeting, and the board is not currently aware of any other matters to be voted on at the annual meeting except as disclosed in the notice of annual meeting of stockholders. However, if any other matters are properly presented at the annual meeting, those proxies granting such authority will be voted in respect thereof in accordance with the judgment of stockholders’ your proxy (one of the individuals named on your proxy card).

Stockholder Proposals For Next Annual Meeting

Any proposals of stockholders intended to be included in the proxy statement for the annual meeting relating to Immtech’s 2007 fiscal year must be received by us not later than September 26, 2007 and must otherwise comply with applicable requirements and laws. However, if Immtech changes the date of the annual meeting of stockholders relating to its 2007 fiscal year by more than 30 days from the anniversary of the date of the annual meeting of stockholders relating to its 2006 fiscal year, then stockholders will have a reasonable time before Immtech begins to print and mail its proxy materials for the meeting relating to its 2007 fiscal year to submit proposals. All notices or proposals, whether or not to be included in our proxy materials, must be sent to our principal executive offices at One North End Avenue, New York, NY 10282, Attention: Gary Parks.

If a stockholder intends to submit a proposal at Immtech’s annual meeting relating to its 2007 fiscal year, which proposal is not intended to be included in Immtech’s proxy statement and form of proxy relating to that meeting, the stockholder must give appropriate notice to the Secretary of Immtech at the address in the preceding paragraph not later than October 26, 2007 and no earlier than September 26, 2007; provided, however, if the notice for the annual meeting relating to Immtech’s 2007 fiscal year is more than 90 days before the first anniversary of the date the notice was mailed for annual meeting relating to Immtech’s 2006 fiscal year, notice by a stockholder will be timely if postmarked not less than the tenth day following the notice for the annual meeting relating to Immtech’s 2007 fiscal year.

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Stockholders may contact Immtech’s Secretary for requirements for making stockholder proposals and nominating director candidates.

Stockholders are urged to complete, sign, date and mail the proxy in the enclosed envelope, postage for which has been provided for mailing in the United States. Your prompt response is appreciated.

By order of the Board of Directors,

/s/ Eric L. Sorkin

Eric L. Sorkin

Chairman of the board

Dated: January 24, 2007

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APPENDIX P

[Logo]	IMMTECH PHARMACEUTICALS, INC.

ANNUAL MEETING PROXY CARD
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF IMMTECH PHARMACEUTICALS, INC. FOR THE ANNUAL MEETING OF THE STOCKHOLDERS TO BE HELD ON MARCH 2, 2007

The undersigned hereby appoints Eric L. Sorkin and Gary C. Parks and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote as provided on the other side, all the shares of Immtech Pharmaceuticals, Inc. (“Immtech”) common stock that the undersigned is entitled to vote at Immtech’s Annual Meeting of Stockholders on March 2, 2007, at 10:00 a.m. (Central) at the Westin O’Hare, 6100 River Road, Rosemont, Illinois 60018 and at any adjournment or postponement thereof.

THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NAMED NOMINEES FOR DIRECTOR, “FOR” THE PROPOSAL TO AMEND IMMTECH’S CERTIFICATE OF INCORPORATION, “FOR” THE 2006 PLAN, “FOR” THE RATIFICATION OF IMMTECH’S REGISTERED PUBLIC ACCOUNTING FIRM, AND, WITH RESPECT TO ANY OTHER MATTERS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING, IN ACCORDANCE WITH THE JUDGMENT OF YOUR PROXIES.

All previous proxies given by the undersigned to vote at the Annual Meeting or at any adjournment or postponement thereof are hereby revoked.
PLEASE SIGN, DATE AND MAIL YOUR PROXY CARD BACK OR VOTE BY INTERNET OR TELEPHONE AS SOON AS POSSIBLE!

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may chose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., (CST) on March 2, 2007.

Vote by Internet	To vote using the Internet
• Log on to the Internet and go to www.computershare.com/expressvote • Follow the steps outlined on the secured website.

•      Call toll free 800-652-VOTE (8683) in the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

•      Follow the instructions provided by the recorded message.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

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Shareholder Name

Proxy – IMMTECH PHARMACEUTICALS, INC.
A. Proposals - The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2-4.
Proposal No. 1 - Election of Directors
The board of directors recommends a vote FOR the listed nominees.
	FOR	WITHHOLD
01 - Eric L. Sorkin 02 - Cecilia Chan 03 - Harvey R. Colten, MD 04 - Judy Lau 05 - Levi H.K. Lee, MD 06 - Donald F. Sinex	[ ] [ ] [ ] [ ] [ ] [ ]	[ ] [ ] [ ] [ ] [ ] [ ]

To withhold authority to vote for an individual nominee or nominees, print the name of such nominee(s) on the lines provided. _________________________________________________
__________________________________________________________________________________________________

		FOR	AGAINST	ABSTAIN

Proposal No. 2 – to approve an amendment to Immtech’s certificate of incorporation to eliminate the limitation on the number of directors and to provide that the number of directors shall be fixed by resolutions of the board of directors.

		[ ]	[ ]	[ ]
Proposal No. 3 – to approve the Immtech Pharmaceuticals, Inc. 2006 Stock Incentive Plan.		[ ]	[ ]	[ ]
Proposal No. 4 – to ratify the audit committee’s selection of Deloitte & Touche LLP as Immtech’s independent registered public accounting firm for the fiscal year ending March 31, 2007.		[ ]	[ ]	[ ]
Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting or any adjournment or postponement thereof.
B. Non-Voting Items
Change of Address – Please print new address below.

Authorized Signatures –This section must be completed for your vote to be counted. – Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box	Date (mm/dd/yyyy)
_____/_______/____________

------------------------------------------------------------------------------------------------------------------------

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ADMISSION TICKET

IMMTECH PHARMACEUTICALS, INC.

ANNUAL MEETING

Please tear off this Admission Ticket. If you plan to attend the annual meeting of stockholders, you will need this ticket to gain entrance to the meeting.

The annual meeting of stockholders will be held at the following address: the Westin O’Hare, 6100 River Road, Rosemont, Illinois 60018, at 10:00 a.m. (Central) on March 2, 2007. You must present this ticket to gain admission to the meeting. You should send in your proxy or vote electronically even if you plan to attend the meeting.

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APPENDIX A

IMMTECH PHARMACEUTICALS, INC.

2006 STOCK INCENTIVE PLAN

____________________________

Plan Document

__________________________________

1.	Establishment, Purpose, and Types of Awards

Immtech Pharmaceuticals, Inc. (the “Company”) hereby establishes this equity-based incentive compensation plan to be known as the “Immtech Pharmaceuticals, Inc. 2006 Stock Incentive Plan” (hereinafter referred to as the “Plan”), in order to provide incentives and awards to select employees, directors, consultants, and advisors of the Company and its Affiliates. The Plan permits the granting of the following types of awards (“Awards”), according to the Sections of the Plan listed here:

Section 6	Options
Section 8	Restricted Shares

The Plan is not intended to affect and shall not affect any stock options, equity-based compensation, or other benefits that the Company or its Affiliates may have provided, or may separately provide in the future pursuant to any agreement, plan, or program that is independent of this Plan.

2.	Defined Terms

Terms in the Plan that begin with an initial capital letter have the defined meaning set forth in Appendix A, unless defined elsewhere in this Plan or the context of their use clearly indicates a different meaning.

3.	Shares Subject to the Plan

Subject to the provisions of Section 13 of the Plan, the maximum number of Shares that the Company may issue for all Awards is 1,938,513 Shares. In addition, up to 1,698,223 Shares will become available for issuance under the Plan upon the expiration, forfeiture or cancellation of awards made under the Third Amended and Restated Immtech International Inc. 2000 Stock Incentive Plan (the “2000 Plan”), and of this amount, 1,698,223 Shares will be available for ISO Awards. For all Awards, the Shares issued pursuant to the Plan may be authorized but unissued Shares, Shares that the Company has reacquired or otherwise holds in treasury, or Shares held in a trust.

Shares that are subject to an Award that for any reason expires, is forfeited, is cancelled, or becomes unexercisable, and Shares that are for any other reason not paid or delivered under

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this Plan shall again, except to the extent prohibited by Applicable Law, be available for subsequent Awards under the Plan. In addition, the Committee may make future Awards with respect to Shares that the Company retains from otherwise delivering pursuant to an Award under this Plan either (i) as payment of the exercise price of an Award, or (ii) in order to satisfy the withholding or employment taxes due upon grant, exercise, vesting or distribution of an Award. Notwithstanding the foregoing, but subject to adjustments pursuant to Section 13 hereof, the number of Shares that are available for ISO Awards shall be determined, to the extent required under applicable tax laws, by reducing the number of Shares designated in the preceding paragraph by the number of Shares granted pursuant to Awards (whether or not Shares are issued pursuant to such Awards), provided that any Shares that are either issued or purchased under the Plan and forfeited back to the Plan, or surrendered in payment of the Exercise Price for an Award shall be available for issuance pursuant to future ISO Awards.

4.	Administration

(a)           General. The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter. The Committee shall hold meetings at such times and places as it may determine and shall make such rules and regulations for the conduct of its business as it deems advisable. In the absence of a duly appointed Committee or if the Board otherwise chooses to act in lieu of the Committee, the Board shall function as the Committee for all purposes of the Plan.

(b)           Committee Composition. The Board shall appoint the members of the Committee. If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other executive officers) to make Awards to Eligible Persons who are not Reporting Persons (or other executive officers whom the Committee has specifically authorized to make Awards). The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.

(c)           Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:

(i)             to determine Eligible Persons to whom Awards shall be granted from time to time and the number of Shares or dollars to be covered by each Award;

(ii)	to determine, from time to time, the Fair Market Value of Shares;

(iii)           to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

(iv)          to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;

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(v)          to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration; and

(vi)          in order to fulfill the purposes of the Plan and without amending the Plan, to modify, to cancel, or to waive the Company’s rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs; and

(vii)         to make all other interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.

Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or Employees of the Company or its Affiliates.

(d)           Deference to Committee Determinations. The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements. The Committee’s prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee’s interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, shall be final, binding, and conclusive. The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly made in bad faith or materially affected by fraud.

(e)           No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement. The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee, or Consultant who takes action in connection with the Plan, for all expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties on behalf of the Plan. The Company and its Affiliates may, but shall not be required to, obtain liability insurance for this purpose.

5.	Eligibility

(a)           General Rule. The Committee may grant ISOs only to Employees (including officers who are Employees) of the Company or any Affiliate that is a “parent corporation” or “subsidiary corporation” within the meaning of Section 424 of the Code, and may grant all other Awards to any Eligible Person. A Participant who has been granted an Award may be granted an additional Award or Awards if the Committee shall so determine, if such person is otherwise an Eligible Person and if otherwise in accordance with the terms of the Plan.

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(b)          Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those individuals to whom Awards under the Plan may be granted, the number of Shares subject to each Award, the price (if any) to be paid for the Shares or the Award. Each Award shall be evidenced by an Award Agreement signed by the Company and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee, and each Award shall be subject to the terms and conditions set forth in Sections 23, 24, and 25 unless otherwise specifically provided in an Award Agreement.

(c)           Limits on Awards. No Participant may receive Options that relate to more than 500,000 Shares in any twelve-month period, as adjusted pursuant to Section 13 below during the term of the Plan.

(d)           Replacement Awards. Subject to Applicable Laws (including any associated Shareholder approval requirements), the Committee may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Award to a Participant that the Participant surrender for cancellation some or all of the Awards that have previously been granted to the Participant under this Plan or otherwise. An Award that is conditioned upon such surrender may or may not be the same type of Award, may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Committee deems appropriate. In the case of Options, these other terms may not involve an Exercise Price that is lower than the exercise price of the surrendered Option unless the Company’s shareholders approve the grant itself or the program under which the grant is made pursuant to the Plan.

6.	Option Awards

(a)           Types; Documentation. Subject to Section 5(a), the Committee may in its discretion grant Options pursuant to Award Agreements that are delivered to Participants. Each Option shall be designated in the Award Agreement as an ISO or a Non-ISO, and the same Award Agreement may grant both types of Options. At the sole discretion of the Committee, any Option may be exercisable, in whole or in part, immediately upon the grant thereof, or only after the occurrence of a specified event, or only in installments, which installments may vary. Options granted under the Plan may contain such terms and provisions not inconsistent with the Plan that the Committee shall deem advisable in its sole and absolute discretion.

(b)           ISO $100,000 Limitation. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds $100,000, such excess Options shall be treated as Non-ISOs. For purposes of determining whether the $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. In the event that Section 422 of the Code is amended to alter the limitation set forth therein, the limitation of this Section 6(b) shall be automatically adjusted accordingly.

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(c)          Term of Options. Each Award Agreement shall specify a term at the end of which the Option automatically expires, subject to earlier termination provisions contained in Section 6(h) hereof; provided, that, the term of any Option may not exceed ten years from the Grant Date. In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the term of the ISO shall not exceed five years from the Grant Date.

(d)           Exercise Price. The exercise price of an Option shall be determined by the Committee in its sole discretion and shall be set forth in the Award Agreement, provided that –

(i)             if an ISO is granted to an Employee who on the Grant Date is a Ten Percent Holder, the per Share exercise price shall not be less than 110% of the Fair Market Value per Share on the Grant Date, and

(ii)            for all other Options, such per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the Grant Date.

(e)           Exercise of Option. The times, circumstances and conditions under which an Option shall be exercisable shall be determined by the Committee in its sole discretion and set forth in the Award Agreement. The Committee shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such leave approved by the Company.

(f)            Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Committee may require in an Award Agreement that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent a Participant from purchasing the full number of Shares as to which the Option is then exercisable.

(g)           Methods of Exercise. Prior to its expiration pursuant to the terms of the applicable Award Agreement, and subject to the times, circumstances and conditions for exercise contained in the applicable Award Agreement, each Option may be exercised, in whole or in part (provided that the Company shall not be required to issue fractional shares), by delivery of written notice of exercise to the secretary of the Company accompanied by the full exercise price of the Shares being purchased. In the case of an ISO, the Committee shall determine the acceptable methods of payment on the Grant Date and it shall be included in the applicable Award Agreement. The methods of payment that the Committee may in its discretion accept or commit to accept in an Award Agreement include:

(i)	cash or check payable to the Company (in U.S. dollars);

(ii)            other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised, (C) were not acquired by such Participant pursuant to the exercise of an Option, unless such Shares have been owned by such Participant for at least six months or such other period as the Committee may determine, (D) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to or by the

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Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (E) are duly endorsed for transfer to the Company;

(iii)           a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may concurrently provide irrevocable instructions (A) to such Participant’s broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise, and (B) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale; or

(iv)	any combination of the foregoing methods of payment.

The Company shall not be required to deliver Shares pursuant to the exercise of an Option until payment of the full exercise price therefore is received by the Company.

(h)           Termination of Continuous Service. The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards. In no event may any Option be exercised after the expiration of the Option term as set forth in the Award Agreement.

The following provisions shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant’s Continuous Service:

(i)             Termination other than Upon Disability or Death or for Cause. In the event of termination of a Participant’s Continuous Service (other than as a result of Participant’s death, disability, retirement or termination for Cause), the Participant shall have the right to exercise an Option at any time within 90 days following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(ii)            Disability. In the event of termination of a Participant’s Continuous Service as a result of his or her being Disabled, the Participant shall have the right to exercise an Option at any time within one year following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(iii)           Retirement. In the event of termination of a Participant’s Continuous Service as a result of Participant’s retirement, the Participant shall have the right to exercise the Option at any time within three months following such termination to the

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extent the Participant was entitled to exercise such Option at the date of such termination (provided that an ISO exercised more than three months after termination of the Participant’s Continuous Service shall to that extent be treated an a Non-ISO).

(iv)          Death. In the event of the death of a Participant during the period of Continuous Service since the Grant Date of an Option, or within thirty days following termination of the Participant’s Continuous Service, the Option may be exercised, at any time within one year following the date of the Participant’s death, by the Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the right to exercise the Option had vested at the date of death or, if earlier, the date the Participant’s Continuous Service terminated.

(v)           Cause. If the Committee determines that a Participant’s Continuous Service terminated due to Cause, the Participant shall immediately forfeit the right to exercise any Option, and it shall be considered immediately null and void.

(i)             Reverse Vesting. The Committee in its sole discretion may allow a Participant to exercise unvested Non-ISOs, in which case the Shares then issued shall be Restricted Shares having analogous vesting restrictions to the unvested Non-ISOs.

7.	[RESERVE]
8.	Restricted Shares

(a)           Grants. The Committee may in its sole discretion grant Restricted Shares to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant and that sets forth the number of Restricted Shares, the purchase price for such Restricted Shares (if any), and the terms upon which the Restricted Shares may become vested. The Committee may condition any Award of Restricted Shares to a Participant on receiving from the Participant such further assurances and documents as the Committee may require to enforce the restrictions.

(b)           Vesting and Forfeiture. The Committee shall set forth in an Award Agreement granting Restricted Shares, the terms and conditions under which the Participant’s interest in the Restricted Shares will become vested and non-forfeitable. Except as set forth in the applicable Award Agreement or as the Committee otherwise determines, upon termination of a Participant’s Continuous Service for any other reason, the Participant shall forfeit his or her Restricted Shares; provided that if a Participant purchases the Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant only if and to the extent set forth in an Award Agreement.

(c)           Issuance of Restricted Shares Prior to Vesting. The Company shall issue stock certificates that evidence Restricted Shares pending the lapse of applicable restrictions, and that bear a legend making appropriate reference to such restrictions. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, the Company or a third party that the Company designates shall hold such Restricted Shares and any dividends that accrue with respect to Restricted Shares pursuant to Section 8(e) below.

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(d)          Issuance of Shares upon Vesting. As soon as practicable after vesting of a Participant’s Restricted Shares and the Participant’s satisfaction of applicable tax withholding requirements, the Company shall release to the Participant, free from the vesting restrictions, one Share for each vested Restricted Share, unless an Award Agreement provides otherwise. No fractional shares shall be distributed, and cash shall be paid in lieu thereof.

(e)           Dividends Payable on Vesting. Whenever Shares are released to a Participant or duly-authorized transferee pursuant to Section 8(d) above as a result of the vesting of Restricted Shares, such Participant or duly authorized transferee shall also be entitled to receive (unless otherwise provided in the Award Agreement), with respect to each Share released or issued a number of Shares equal to the sum of (i) any stock dividends, which were declared and paid to the holders of Shares between the Grant Date and the date such Share is released from the vesting restrictions of the Restricted Shares, and (ii) a number of Shares equal to the Shares that the Participant could have purchased at Fair Market Value on the payment date of any cash dividends for Shares if the Participant had received such cash dividends with respect to each Restricted Share between its Grant Date and its settlement date.

(f)            Section 83(b) Elections. A Participant may make an election under Section 83(b) of the Code (the “Section 83(b) Election”) with respect to Restricted Shares.

9.	[RESERVE]
10.	[RESERVE]
11.	Taxes

(a)           General. As a condition to the issuance or distribution of Shares pursuant to the Plan, the Participant (or in the case of the Participant’s death, the person who succeeds to the Participant’s rights) shall make such arrangements as the Company may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the Award and the issuance of Shares. The Company shall not be required to issue any Shares until such obligations are satisfied. If the Committee allows the withholding or surrender of Shares to satisfy a Participant’s tax withholding obligations, the Committee shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

(b)           Default Rule for Employees. In the absence of any other arrangement, an Employee shall be deemed to have directed the Company to withhold or collect from his or her cash compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of the exercise of an Award.

(c)           Special Rules. In the case of a Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under Applicable Law, the Participant shall be deemed to have elected to have the Company withhold from the Shares or cash to be issued pursuant to an Award that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) or cash equal to the amount required to be withheld. For purposes of this

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Section 11, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Law (the “Tax Date”).

(d)           Surrender of Shares. If permitted by the Committee, in its discretion, a Participant may satisfy the minimum applicable tax withholding and employment tax obligations associated with an Award by surrendering Shares to the Company (including Shares that would otherwise be issued pursuant to the Award) that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of Shares previously acquired from the Company that are surrendered under this Section 11, such Shares must have been owned by the Participant for more than six months on the date of surrender (or such longer period of time the Company may in its discretion require).

(e)           Income Taxes and Deferred Compensation. Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Committee shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and all Awards.

12.	Non-Transferability of Awards

(a)           General. Except as set forth in this Section 12, or as otherwise approved by the Committee, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by a Participant will not constitute a transfer. An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, the duly-authorized legal representative of a Participant who is Disabled, or a transferee permitted by this Section 12.

(b)           Limited Transferability Rights. Notwithstanding anything else in this Section 12, the Committee may in its discretion provide in an Award Agreement that an Award in the form of a Non-ISO or Restricted Shares may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of the applicable Award Agreement and the Plan. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

13.	Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions

(a)           Changes in Capitalization. The Company is required to equitably adjust the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that

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have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. In any case, such substitution of securities shall not require the consent of any person who is granted Awards pursuant to the Plan. Except as expressly provided herein, or in an Award Agreement, if the Company issues for consideration shares of stock of any class or securities convertible into shares of stock of any class, the issuance shall not affect, and no adjustment by reason thereof shall be required to be made with respect to the number or price of Shares subject to any Award.

(b)           Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company other than as part of a Change of Control, each Award will terminate immediately prior to the consummation of such action, subject to the ability of the Committee to exercise any discretion authorized in the case of a Change in Control.

(c)           Change in Control. In the event of a Change in Control, Awards outstanding under the Plan shall immediately vest as to the Shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to Shares issued upon exercise of an Award shall lapse as to the Shares subject to such repurchase rights. In addition, the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s shareholders or any Participant with respect to his or her outstanding Awards, take one or more of the following actions:

(i)             arrange for or otherwise provide that each outstanding Award shall be assumed or a substantially similar award shall be substituted by a successor corporation or a parent or subsidiary of such successor corporation (the “Successor Corporation”);

(ii)            arrange or otherwise provide for the payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards;

(iii)           terminate upon the consummation of the transaction, provided that the Committee may in its sole discretion provide for vesting of all or some outstanding Awards in full as of a date immediately prior to consummation of the Change of Control. To the extent that an Award is not exercised prior to consummation of a transaction in which the Award is not being assumed or substituted, such Award shall terminate upon such consummation; or

(iv)          make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate, subject however to the terms of Section 15(a) below.

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(d)          Certain Distributions. In the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per Share covered by each outstanding Award to reflect the effect of such distribution.

14.	Time of Granting Awards.

The date of grant (“Grant Date”) of an Award shall be the date on which the Committee makes the determination granting such Award or such other date as is determined by the Committee, provided that in the case of an ISO, the Grant Date shall be the later of the date on which the Committee makes the determination granting such ISO or the date of commencement of the Participant’s employment relationship with the Company.

15.	Modification of Awards and Substitution of Options.

(a)           Modification, Extension, and Renewal of Awards. Within the limitations of the Plan, the Committee may modify an Award to accelerate the rate at which an Option may be exercised (including without limitation permitting an Option to be exercised in full without regard to the installment or vesting provisions of the applicable Award Agreement or whether the Option is at the time exercisable, to the extent it has not previously been exercised), to accelerate the vesting of any Award, to extend or renew outstanding Awards or to accept the cancellation of outstanding Awards to the extent not previously exercised. However, the Committee may not cancel an outstanding Option whose exercise price is greater than Fair Market Value at the time of cancellation for the purpose of reissuing the Option to the Participant at a lower exercise price or granting a replacement award of a different type. Notwithstanding the foregoing provision, no modification of an outstanding Award shall materially and adversely affect such Participant’s rights thereunder (with such an affect being presumed to arise from a modification that would trigger a violation of Section 409A of the Code), unless either (i) the Participant provides written consent, or (ii) before a Change in Control, the Committee determines in good faith that the modification is not materially adverse to the Participant. Furthermore, neither the Company nor the Committee shall, without shareholder approval, allow for a “repricing” within the meaning of federal securities laws applicable to proxy statement disclosures.

(b)           Substitution of Options. Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Company or an Affiliate acquires (whether by purchase, merger or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code, the Committee may, in accordance with the provisions of that Section, substitute Options for options under the plan of the acquired company provided (i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give persons additional benefits, including any extension of the exercise period.

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16.	Term of Plan.

The Plan shall continue in effect for a term of ten (10) years from its effective date as determined under Section 20 below, unless the Plan is sooner terminated under Section 17 below.

17.	Amendment and Termination of the Plan.

(a)           Authority to Amend or Terminate. Subject to Applicable Laws, the Board may from time to time amend, alter, suspend, discontinue, or terminate the Plan.

(b)           Effect of Amendment or Termination. No amendment, suspension, or termination of the Plan shall materially and adversely affect Awards already granted (with such an affect being presumed to arise from a modification that would trigger a violation of Section 409A of the Code) unless either it relates to an adjustment pursuant to Section 13 or modification pursuant to Section 15(a) above, or it is otherwise mutually agreed between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company. Notwithstanding the foregoing, the Committee may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

18.	Conditions Upon Issuance of Shares.

Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with Applicable Law, with such compliance determined by the Company in consultation with its legal counsel.

19.	Reservation of Shares.

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20.	Effective Date.

This Plan shall become effective on the date which it has received approval by a vote of a majority of the votes cast at a duly held meeting of the Company’s shareholders (or by such other shareholder vote that the Administrator determines to be sufficient for the issuance of Shares or stock options according to the Company’s governing documents and applicable state law).

21.	Controlling Law.

All disputes relating to or arising from the Plan shall be governed by the internal substantive laws (and not the laws of conflicts of laws) of the State of New York, to the extent not preempted by United States federal law. If any provision of this Plan is held by a court of

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competent jurisdiction to be invalid and unenforceable, the remaining provisions shall continue to be fully effective.

22.	Laws And Regulations.

(a)           U.S. Securities Laws. This Plan, the grant of Awards, and the exercise of Options under this Plan, and the obligation of the Company to sell or deliver any of its securities (including, without limitation, Options and Restricted Shares) under this Plan shall be subject to all Applicable Law. In the event that the Shares are not registered under the Securities Act of 1933, as amended (the “Act”), or any applicable state securities laws prior to the delivery of such Shares, the Company may require, as a condition to the issuance thereof, that the persons to whom Shares are to be issued represent and warrant in writing to the Company that such Shares are being acquired by him or her for investment for his or her own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Act, and a legend to that effect may be placed on the certificates representing the Shares.

(b)           Other Jurisdictions. To facilitate the making of any grant of an Award under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Company may adopt rules and procedures relating to the operation and administration of this Plan to accommodate the specific requirements of local laws and procedures of particular countries. Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Company may adopt sub-plans and establish escrow accounts and trusts as may be appropriate or applicable to particular locations and countries.

23.	No Shareholder Rights.

Neither a Participant nor any transferee of a Participant shall have any rights as a shareholder of the Company with respect to any Shares underlying any Award until the date of issuance of a share certificate to a Participant or a transferee of a Participant for such Shares in accordance with the Company’s governing instruments and Applicable Law. Prior to the issuance of Shares pursuant to an Award, a Participant shall not have the right to vote or to receive dividends or any other rights as a shareholder with respect to the Shares underlying the Award, notwithstanding its exercise in the case of Options. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan.

24.	No Employment Rights.

The Plan shall not confer upon any Participant any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way a Participant’s

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right or the Company’s right to terminate the Participant’s employment, service, or consulting relationship at any time, with or without Cause.

25.	Termination, Rescission and Recapture of Awards.

(a)           Each Award under the Plan is intended to align the Participant’s long-term interest with those of the Company. If the Participant engages in certain activities discussed below, either during employment or after employment with the Company terminates for any reason, the Participant is acting contrary to the long-term interests of the Company. Accordingly, but only to the extent expressly provided in an Award Agreement, the Company may terminate any outstanding, unexercised, unexpired, unpaid, or deferred Awards (“Termination”), rescind any exercise, payment or delivery pursuant to the Award (“Rescission”), or recapture any Common Stock (whether restricted or unrestricted) or proceeds from the Participant’s sale of Shares issued pursuant to the Award (“Recapture”), if the Participant does not comply with the conditions of subsections (b) and (c) hereof (collectively, the “Conditions”).

(b)           A Participant shall not, without the Company’s prior written authorization, disclose to anyone outside the Company, or use in other than the Company’s business, any proprietary or confidential information or material, as those or other similar terms are used in any applicable patent, confidentiality, inventions, secrecy, or other agreement between the Participant and the Company with regard to any such proprietary or confidential information or material.

(c)           Pursuant to any agreement between the Participant and the Company with regard to intellectual property (including but not limited to patents, trademarks, copyrights, trade secrets, inventions, developments, improvements, proprietary information, confidential business and personnel information), a Participant shall promptly disclose and assign to the Company or its designee all right, title, and interest in such intellectual property, and shall take all reasonable steps necessary to enable the Company to secure all right, title and interest in such intellectual property in the United States and in any foreign country.

(d)           Upon exercise, payment, or delivery of cash or Common Stock pursuant to an Award, the Participant shall certify on a form acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan and, if a severance of Continuous Service has occurred for any reason, shall state the name and address of the Participant’s then-current employer or any entity for which the Participant performs business services and the Participant’s title, and shall identify any organization or business in which the Participant owns a greater-than-five-percent equity interest.

(e)           If the Company determines, in its sole and absolute discretion, that (i) a Participant has violated any of the Conditions or (ii) during his or her Continuous Service, or within one (1) year after his or her termination for any reason, a Participant (a) has rendered services to or otherwise directly or indirectly engaged in or assisted, any organization or business that, in the judgment of the Company in its sole and absolute discretion, is or is working to become competitive with the Company; (b) has solicited any non-administrative employee of the Company to terminate employment with the Company; or (c) has engaged in activities which are materially prejudicial to or in conflict with the interests of the Company, including any breaches

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of fiduciary duty or the duty of loyalty, then the Company may, in its sole and absolute discretion, impose a Termination, Rescission, and/or Recapture with respect to any or all of the Participant’s relevant Awards, Shares, and the proceeds thereof.

(f)            Within ten days after receiving notice from the Company of any such activity described in Section 25(e) above, the Participant shall deliver to the Company the Shares acquired pursuant to the Award, or, if Participant has sold the Shares, the gain realized, or payment received as a result of the rescinded exercise, payment, or delivery; provided, that if the Participant returns Shares that the Participant purchased pursuant to the exercise of an Option (or the gains realized from the sale of such Common Stock), the Company shall promptly refund the exercise price, without earnings, that the Participant paid for the Shares. Any payment by the Participant to the Company pursuant to this Section 21 shall be made either in cash or by returning to the Company the number of Shares that the Participant received in connection with the rescinded exercise, payment, or delivery. It shall not be a basis for Termination, Rescission or Recapture if after termination of a Participant’s Continuous Service, the Participant purchases, as an investment or otherwise, stock or other securities of such an organization or business, so long as (i) such stock or other securities are listed upon a recognized securities exchange or traded over-the-counter, and (ii) such investment does not represent more than a five percent (5%) equity interest in the organization or business.

(g)           Notwithstanding the foregoing provisions of this Section, the Company has sole and absolute discretion not to require Termination, Rescission and/or Recapture, and its determination not to require Termination, Rescission and/or Recapture with respect to any particular act by a particular Participant or Award shall not in any way reduce or eliminate the Company’s authority to require Termination, Rescission and/or Recapture with respect to any other act or Participant or Award. Nothing in this Section shall be construed to impose obligations on the Participant to refrain from engaging in lawful competition with the Company after the termination of employment that does not violate subsections (b) or (c) of this Section, other than any obligations that are part of any separate agreement between the Company and the Participant or that arise under applicable law.

(h)           All administrative and discretionary authority given to the Company under this Section shall be exercised by the most senior human resources executive of the Company or such other person or committee (including without limitation the Committee) as the Committee may designate from time to time.

(i)             Notwithstanding any provision of this Section, if any provision of this Section is determined to be unenforceable or invalid under any applicable law, such provision will be applied to the maximum extent permitted by applicable law, and shall automatically be deemed amended in a manner consistent with its objectives to the extent necessary to conform to any limitations required under applicable law. Furthermore, if any provision of this Section is illegal under any applicable law, such provision shall be null and void to the extent necessary to comply with applicable law.

Notwithstanding the foregoing, but subject to any contrary terms set forth in any Award Agreement, this Section shall not be applicable: (i) to any Participant who is not, on the Award

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Date, an Employee of the Company or its Affiliates; and (ii) to any Participant from and after his or her termination of Continuous Service after a Change in Control.

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IMMTECH PHARMACEUTICALS, INC.

2006 STOCK INCENTIVE PLAN

_______________________

Appendix A: Definitions

______________________

As used in the Plan, the following definitions shall apply:

“Affiliate” means, with respect to any Person (as defined below), any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person or the power to elect directors, whether through the ownership of voting securities, by contract or otherwise; and the terms “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Applicable Law” means the legal requirements relating to the administration of options and share-based plans under applicable U.S. federal and state laws, the Code, any applicable stock exchange or automated quotation system rules or regulations (to the extent the Committee determines in its discretion that compliance with such rules or regulations) and the applicable laws of any other country or jurisdiction where Awards are granted, as such laws, rules, regulations and requirements shall be in place from time to time.

“Award” means any award made pursuant to the Plan, including awards made in the form of an Option, a Restricted Share, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

“Award Agreement” means any written document setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.

“Board” means the Board of Directors of the Company.

“Cause” for termination of a Participant’s Continuous Service will have the meaning set forth in any unexpired employment agreement between the Company and the Participant. In the absence of such an agreement, “Cause” will exist if the Participant is terminated from employment or other service with the Company or an Affiliate for any of the following reasons: (i) the Participant’s willful failure to substantially perform his or her duties and responsibilities to the Company or deliberate violation of a material Company policy; (ii) the Participant’s commission of any material act or acts of fraud, embezzlement, dishonesty, or other willful misconduct; (iii) the Participant’s material unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful and material breach of any of his or her obligations under any written agreement or covenant with the Company.

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The Committee shall in its discretion determine whether or not a Participant is being terminated for Cause. The Committee’s determination shall, unless arbitrary and capricious, be final and binding on the Participant, the Company, and all other affected persons. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time, and the term “Company” will be interpreted herein to include any Affiliate or successor thereto, if appropriate.

“Change in Control” means any of the following:

(i)             Acquisition of Controlling Interest. Any Person (other than Persons who are Employees at any time more than one year before a transaction) becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities. In applying the preceding sentence, (i) securities acquired directly from the Company or its Affiliates by or for the Person shall not be taken into account, and (ii) an agreement to vote securities shall be disregarded unless its ultimate purpose is to cause what would otherwise be Change of Control, as reasonably determined by the Board.

(ii)            Change in Board Control. During a consecutive 2-year period commencing after the date of adoption of this Plan, individuals who constituted the Board at the beginning of the period (or their approved replacements, as defined in the next sentence) cease for any reason to constitute a majority of the Board. A new Director shall be considered an “approved replacement” Director if his or her election (or nomination for election) was approved by a vote of at least a majority of the Directors then still in office who either were Directors at the beginning of the period or were themselves approved replacement Directors, but in either case excluding any Director whose initial assumption of office occurred as a result of an actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board.

(iii)           Merger. The Company consummates a merger, or consolidation of the Company with any other corporation unless: (a) the voting securities of the Company outstanding immediately before the merger or consolidation would continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; and (b) no Person (other than Persons who are Employees at any time more than one year before a transaction) becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities.

(iv)          Sale of Assets. The stockholders of the Company approve an agreement for the sale or disposition by the Company of all, or substantially all, of the Company’s assets.

(v)           Liquidation or Dissolution. The stockholders of the Company approve a plan or proposal for liquidation or dissolution of the Company.

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Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Committee” means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 above. With respect to any decision involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee shall consist of two or more Directors of the Company who are “outside directors” within the meaning of Section 162(m) of the Code. With respect to any decision relating to a Reporting Person, the Committee shall consist of two or more Directors who are disinterested within the meaning of Rule 16b-3.

“Company” means Immtech Pharmaceuticals, Inc., a Delaware corporation; provided, however, that in the event the Company reincorporates to another jurisdiction, all references to the term “Company” shall refer to the Company in such new jurisdiction.

“Consultant” means any person, including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.

“Continuous Service” means the absence of any interruption or termination of service as an Employee, Director, or Consultant. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (iv) in the case of transfers between locations of the Company or between the Company, its Affiliates or their respective successors. Changes in status between service as an Employee, Director, and a Consultant will not constitute an interruption of Continuous Service.

“Director” means a member of the Board, or a member of the board of directors of an Affiliate.

“Disabled” means a condition under which a Participant --

(a)           is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or

(b)           is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, received income replacement benefits for a period of not less than 3 months under an accident or health plan covering employees of the Company.

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“Eligible Person” means any Consultant, Director or Employee and includes non-Employees to whom an offer of employment has been or is being extended.

“Employee” means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes, whether or not that classification is correct. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date (the “Determination Date”) means: (i) the closing price of a Share on the New York Stock Exchange or the American Stock Exchange (collectively, the “Exchange”), on the Determination Date, or, if shares were not traded on the Determination Date, then on the nearest preceding trading day during which a sale occurred; or (ii) if such stock is not traded on the Exchange but is quoted on NASDAQ or a successor quotation system, (A) the last sales price (if the stock is then listed as a National Market Issue under The Nasdaq National Market System) or (B) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the Determination Date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not traded on the Exchange or quoted on NASDAQ but is otherwise traded in the over-the-counter, the mean between the representative bid and asked prices on the Determination Date; or (iv) if subsections (i)-(iii) do not apply, the fair market value established in good faith by the Board.

“Grant Date” has the meaning set forth in Section 14 of the Plan.

“Incentive Share Option or ISO” hereinafter means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.

“Involuntary Termination” means termination of a Participant’s Continuous Service under the following circumstances occurring on or after a Change in Control: (i) termination without Cause by the Company or an Affiliate or successor thereto, as appropriate; or (ii) voluntary termination by the Participant within 60 days following (A) a material reduction in the Participant’s job responsibilities, provided that neither a mere change in title alone nor reassignment to a substantially similar position shall constitute a material reduction in job responsibilities; (B) an involuntary relocation of the Participant’s work site to a facility or location more than 50 miles from the Participant’s principal work site at the time of the Change in Control; or (C) a material reduction in Participant’s total compensation other than as part of an reduction by the same percentage amount in the compensation of all other similarly-situated Employees, Directors or Consultants.

“Non-ISO” means an Option not intended to qualify as an ISO, as designated in the applicable Award Agreement.

“Option” means any stock option granted pursuant to Section 6 of the Plan.

“Participant” means any holder of one or more Awards, or the Shares issuable or issued upon exercise of such Awards, under the Plan.

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“Person” means any natural person, association, trust, business trust, cooperative, corporation, general partnership, joint venture, joint-stock company, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization or organizational entity.

“Plan” means this Immtech Pharmaceutical, Inc. 2006 Stock Incentive Plan.

“Reporting Person” means an officer, Director, or greater than ten percent shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

“Restricted Shares” mean Shares subject to restrictions imposed pursuant to Section 8 of the Plan.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

“Share” means a share of common stock of the Company, as adjusted in accordance with Section 13 of the Plan.

“Ten Percent Holder” means a person who owns stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Affiliate.

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